SL GREEN REALTY CORP.

FOURTH QUARTER 2022 SUPPLEMENTAL DATA

December 31, 2022

SL Green Realty Corp. is a self-managed real estate investment trust, or REIT, with in-house capabilities in property management, acquisitions and dispositions, financing, development, redevelopment, construction and leasing.
As of December 31, 2022, the Company held interests in 61 buildings totaling 33.1 million square feet. This included ownership interests in 28.9 million square feet in Manhattan buildings and 3.4 million square feet securing debt and preferred equity investments.
•SL Green’s common stock is listed on the New York Stock Exchange and trades under the symbol SLG.
•SL Green's website is www.slgreen.com.
•This data is furnished to supplement audited and unaudited regulatory filings of the Company and should be read in conjunction with those filings. The financial data herein is unaudited and is provided to assist readers of quarterly and annual financial filings and should not be read in replacement of, or superior to, such financial filings. As such, data otherwise contained in future regulatory filings covering the same period may restate the data presented herein.
Questions pertaining to the information contained herein should be referred to Investor Relations at investor.relations@slgreen.com.

Forward-looking Statements
This supplemental reporting package includes certain statements that may be deemed to be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and are intended to be covered by the safe harbor provisions thereof. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, are forward-looking statements. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions, expected future developments and other factors we believe are appropriate. Forward-looking statements are not guarantees of future performance and actual results or developments may differ materially, and we caution you not to place undue reliance on such statements. Forward-looking statements are generally identifiable by the use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend," "project," "continue," or the negative of these words, or other similar words or terms.

Forward-looking statements contained in this press release are subject to a number of risks and uncertainties, many of which are beyond our control, that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by forward-looking statements made by us. Factors and risks to our business that could cause actual results to differ from those contained in the forward-looking statements include risks and uncertainties described in our filings with the Securities and Exchange Commission. Except to the extent required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of future events, new information or otherwise.

The following discussion related to the consolidated financial statements of the Company should be read in conjunction with the financial statements for the year ended December 31, 2022 that will be included on Form 10-K to be filed on or before March 1, 2023.

Supplemental Information	2	Fourth Quarter 2022

TABLE OF CONTENTS

Definitions	4

Highlights	6	-	11

Comparative Balance Sheets	12

Comparative Statements of Operations	14

Comparative Computation of FFO and FAD	15

Consolidated Statement of Equity	16

Joint Venture Statements	17	-	18

Selected Financial Data	20	-	23

Debt Summary Schedule	24	-	25

Lease Liability Schedule	26

Debt and Preferred Equity Investments	27	-	29

Selected Property Data
Property Portfolio	30	-	34
Largest Tenants	35
Tenant Diversification	36
Leasing Activity	37	-	38
Lease Expirations	39	-	41

Summary of Real Estate Acquisition/Disposition Activity	42	-	46

Non-GAAP Disclosures and Reconciliations	47

Analyst Coverage	50

Executive Management	51

Supplemental Information	3	Fourth Quarter 2022

DEFINITIONS

Annualized cash rent - Monthly base rent and escalations per the lease, excluding concessions, deferrals, and abatements as of the last day of the quarter, multiplied by 12.
Capitalized Interest - The total of i) interest cost for project specific debt on properties that are under development or redevelopment plus ii) an imputed interest cost for properties that are under development or redevelopment, which is calculated based on the Company’s equity investment in those properties multiplied by the Company’s consolidated weighted average borrowing rate. Capitalized Interest is a component of the carrying value of a development or redevelopment property.
Debt service coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by total interest and principal payments.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre) - EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
First generation TIs and LCs - Tenant improvements (TIs), leasing commissions (LCs), and other leasing costs which are generally incurred during the first 4-5 years following acquisition.
Fixed charge - Total payments for interest, loan principal amortization, ground rent and preferred stock dividends.
Fixed charge coverage - Operating Income adding back income taxes, loan loss reserves and the Company's share of joint venture depreciation and amortization, divided by Fixed Charge.
Funds Available for Distribution (FAD) - FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.

Funds from Operations (FFO) - FFO is a widely recognized non-GAAP financial measure of REIT performance. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not compute FFO in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The revised White Paper on FFO approved by the Board of Governors of NAREIT in April 2002, and subsequently amended, defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of properties, and real estate related impairment charges, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.
Junior Mortgage Participations - Subordinate interests in first mortgages.
Mezzanine Debt - Loans secured by ownership interests in real estate.
Net Operating Income (NOI) and Cash NOI - NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.
Preferred Equity Investments - Equity investments that are senior to common equity and are entitled to preferential returns.
Recurring capital expenditures - Building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include building improvements that are incurred to bring a property up to “operating standards.”
Redevelopment costs - Non-recurring capital expenditures incurred to improve properties to the Company’s “operating standards.”
Right of Use Assets / Lease Liabilities - Represents the right to control the use of leased property and the corresponding obligation, both measured at inception as the present value of the lease payments. The asset and related liability are classified as either operating or financing based on the length and cost of the lease and whether the lease contains a purchase option or a transfer of ownership. Operating leases are expensed through operating lease rent while financing leases are expensed through amortization and interest expense.

Supplemental Information	4	Fourth Quarter 2022

DEFINITIONS

Same-Store Properties (Same-Store) - Properties owned in the same manner during both the current and prior year, excluding development and redevelopment properties that are not stabilized for both the current and prior year. Changes to Same-Store properties in 2022 are as follows:

Added to Same-Store in 2022:	Removed from Same-Store in 2022:
85 Fifth Avenue	1080 Amsterdam Avenue (disposed)
Stonehenge Portfolio (disposed)
Second generation TIs and LCs - Tenant improvements, leasing commissions, and other leasing costs that do not meet the definition of first generation TIs and LCs.
SLG Interest - 'SLG Share' or 'Share of JV' is computed by multiplying the referenced line item by the Company's percentage ownership or economic interest in the respective joint ventures and may not accurately depict the legal and economic implications of holding a non-controlling interest in the respective joint ventures.
Square Feet - Represents the rentable square footage at the time the property was acquired.
Total square feet owned - The total square footage of properties either owned directly by the Company or in which the Company has a joint venture interest.

Supplemental Information	5	Fourth Quarter 2022

FOURTH QUARTER 2022 HIGHLIGHTS Unaudited

NEW YORK, January 25, 2023 - SL Green Realty Corp. (the "Company") (NYSE: SLG) today reported net loss attributable to common stockholders for the quarter ended December 31, 2022 of $64.3 million and $1.01 per share as compared to net loss of $51.3 million and $0.82 per share for the same quarter in 2021. Net loss attributable to common stockholders for the fourth quarter of 2022 included $30.5 million, or $0.44 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments, as compared to $42.8 million, or $0.61 per share, of net losses from the sale of real estate interests and non-cash fair value adjustments for the same period in 2021.
The Company also reported a net loss attributable to common stockholders for the year ended December 31, 2022 of $93.0 million and $1.49 per share as compared to net income of $434.8 million and $6.50 per share for the same period in 2021. Net loss attributable to common stockholders for the year ended December 31, 2022 included $99.0 million, or $1.43 per share, of net losses recognized from the sale of real estate interests and non-cash fair value adjustments. Net income for the year ended December 31, 2021 included $440.9 million, or $6.23 per share, of net gains recognized from the sale of real estate interests and non-cash fair value adjustments.
The Company reported FFO for the quarter ended December 31, 2022 of $100.0 million and $1.46 per share, or $100.8 million and $1.47 per share before giving effect to ($0.8) million, or ($0.01) per share, of non-cash fair value adjustments, as compared to FFO for the same period in 2021 of $108.3 million and $1.52 per share.
The Company also reported FFO for the year ended December 31, 2022 of $458.8 million and $6.64 per share, or $467.3 million and $6.76 per share before giving effect to ($8.5) million, or ($0.12) per share, of non-cash fair value adjustments and gains or losses on the early extinguishment of debt, as compared to FFO for the same period in 2021 of $481.2 million and $6.63 per share.
All per share amounts are presented on a diluted basis.
Operating and Leasing Activity
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 2.1% for the fourth quarter of 2022, or 3.3% excluding lease termination income, as compared to the same period in 2021.
Same-store cash NOI, including our share of same-store cash NOI from unconsolidated joint ventures, increased by 5.2% for the year ended December 31, 2022, or 4.6% excluding lease termination income, as compared to the same period in 2021.
During the fourth quarter of 2022, the Company signed 33 office leases in its Manhattan office portfolio totaling 196,421 square feet. The average rent on the Manhattan office leases signed in the fourth quarter of 2022, excluding leases signed at One Vanderbilt, was $69.67 per rentable square foot with an average lease term of 8.0 years and average tenant concessions of 7.4 months of free rent with a tenant improvement allowance of $59.58 per rentable square foot. Twenty-one leases comprising 168,525 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $69.78 per rentable square foot, representing a 4.7% decrease over the previous fully escalated rents on the same office spaces.

Supplemental Information	6	Fourth Quarter 2022

FOURTH QUARTER 2022 HIGHLIGHTS Unaudited

During the year ended December 31, 2022, the Company signed 141 office leases in its Manhattan office portfolio totaling 2,136,464 square feet. The average rent on the Manhattan office leases signed in 2022, excluding leases signed at One Vanderbilt, One Madison and the MSK lease at 885 Third Avenue, was $70.36 per rentable square foot with an average lease term of 8.2 years and average tenant concessions of 8.7 months of free rent with a tenant improvement allowance of $77.55 per rentable square foot. Eighty-six leases comprising 770,011 square feet, representing office leases on space that had been occupied within the prior twelve months, are considered replacement leases on which mark-to-market is calculated. Those replacement leases had average starting rents of $70.18 per rentable square foot, representing a 9.2% decrease over the previous fully escalated rents on the same office spaces. Excluding one lease covering 236,026 square feet at 100 Park Avenue, the replacement leases had average starting rents representing a 1.2% decrease over the previous fully escalated rents.
Occupancy in the Company's Manhattan same-store office portfolio was 91.2% as of December 31, 2022, inclusive of 58,143 square feet of leases signed but not yet commenced, as compared to 92.1% at the end of the previous quarter.
Significant leases signed in the fourth quarter include:
•Early renewal with Aecom for 45,245 square feet at 100 Park Avenue;
•Early renewal with The Federative Republic of Brazil for 30,030 square feet at 220 East 42nd Street;
•Retail renewal with Roundabout Theater Company for 27,527 square feet at 1185 Avenue of the Americas;
•Early renewal with Tinicum, Inc. for 16,045 square feet at 800 Third Avenue;
•Renewal with The Board of Equalization, State of California for 12,499 square feet at 485 Lexington Avenue; and
•New lease with Bank OZK for 8,936 square feet at 280 Park Avenue.
Investment Activity
In December, the Company, together with its joint venture partner, entered into an agreement to sell the retail condominiums at 121 Greene Street for a gross sales price of $14.0 million. The transaction is expected to close in the first quarter of 2023, subject to customary closing conditions.
In December, the Company closed on the previously announced sale of 414,317 square feet of office leasehold condominium units at 885 Third Avenue - better known as "The Lipstick Building" - to MSK for total consideration of $300.4 million. SL Green retained the remaining 218,796 square feet of the building. The transaction generated net cash proceeds to the Company of $281.0 million and the Company recognized a loss of $18.4 million due to basis allocation.
Debt and Preferred Equity Investment Activity
The carrying value of the Company’s debt and preferred equity ("DPE") portfolio was $623.3 million at December 31, 2022. The portfolio had a weighted average current yield of 6.5%, or 10.4% excluding the effect of $238.7 million of investments that are on non-accrual. During the fourth quarter, one investment totaling $56.9 million was repaid and the Company did not originate or acquire any new investments.

Supplemental Information	7	Fourth Quarter 2022

FOURTH QUARTER 2022 HIGHLIGHTS Unaudited

Financing Activity
In January 2023, the Company increased the size of the unsecured term loan facility that matures in April 2024, as fully extended, by $25.0 million to $425.0 million. The facility bears interest at 140 basis points over Term SOFR.
Through the execution of fixed rate swaps and LIBOR or SOFR caps, the Company's floating rate debt was reduced to $1.1 billion, equating to 9.1% of total combined debt, as of December 31, 2022.
Dividends
In the fourth quarter of 2022, the Company declared:
•Two monthly ordinary dividends on its outstanding common stock of $0.3108 per share, which were paid on November 15 and December 15, 2022, and one monthly dividend on its outstanding common stock of $0.2708 per share, which was paid on January 17, 2023. The monthly ordinary dividend paid in January 2023 equates to an annualized dividend of $3.25 per share of common stock; and
•A quarterly dividend on its outstanding 6.50% Series I Cumulative Redeemable Preferred Stock of $0.40625 per share for the period October 15, 2022 through and including January 14, 2023, which was paid on January 17, 2023 and is the equivalent of an annualized dividend of $1.625 per share.
Conference Call and Audio Webcast
The Company's executive management team, led by Marc Holliday, Chairman and Chief Executive Officer, will host a conference call and audio webcast on Thursday, January 26, 2023, at 2:00 pm ET to discuss the financial results.
The supplemental data will be available prior to the quarterly conference call in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Financial Reports.”
The live conference call will be webcast in listen-only mode and a replay will be available in the Investors section of the SL Green Realty Corp. website at www.slgreen.com under “Presentations & Webcasts.”

Supplemental Information	8	Fourth Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021

Earnings Per Share
Net (loss) income available to common stockholders (EPS) - diluted	$(1.01)	$0.11	$(0.70)	$0.11	$(0.82)
Funds from operations (FFO) available to common stockholders - diluted	$1.46	$1.66	$1.87	$1.65	$1.55
Funds from operations (FFO) available to common stockholders - pro forma (1)	$1.46	$1.66	$1.87	$1.65	$1.52

Common Share Price & Dividends
Closing price at the end of the period	$33.72	$40.16	$46.15	$81.18	$73.89
Closing high price during period	$41.96	$51.02	$81.20	$83.95	$79.87
Closing low price during period	$32.94	$39.15	$46.15	$69.96	$69.66
Annual dividend per common share	$3.25	$3.73	$3.73	$3.73	$3.73

FFO payout ratio (trailing 12 months)	54.4%	55.5%	54.2%	56.1%	55.1%
Funds available for distribution (FAD) payout ratio (trailing 12 months)	79.0%	78.1%	70.7%	75.1%	69.7%

Common Shares & Units
Common shares outstanding	64,380	64,316	64,302	64,124	64,105
Units outstanding	3,670	3,759	4,144	4,095	3,782
Total common shares and units outstanding	68,050	68,075	68,446	68,219	67,887

Weighted average common shares and units outstanding - basic	67,659	68,037	67,900	68,470	68,109
Weighted average common shares and units outstanding - diluted	68,650	68,897	69,020	70,228	69,935
Weighted average common shares and units outstanding - pro forma (1)	68,650	68,897	69,020	70,228	71,252

Market Capitalization
Market value of common equity	$2,294,646	$2,733,892	$3,158,783	$5,538,018	$5,016,170
Liquidation value of preferred equity/units	407,943	407,943	407,943	407,943	426,075
Consolidated debt	5,535,962	5,637,386	3,906,445	4,134,717	4,075,375
Consolidated market capitalization	$8,238,551	$8,779,221	$7,473,171	$10,080,678	$9,517,620
SLG share of unconsolidated JV debt	6,172,919	6,134,631	5,851,875	5,774,751	5,770,912
Market capitalization including SLG share of unconsolidated JVs	$14,411,470	$14,913,852	$13,325,046	$15,855,429	$15,288,532

Consolidated debt service coverage (trailing 12 months)	3.26x	3.80x	4.02x	3.81x	3.78x
Consolidated fixed charge coverage (trailing 12 months)	2.59x	2.90x	3.04x	2.90x	2.91x
Debt service coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.99x	2.16x	2.27x	2.25x	2.32x
Fixed charge coverage, including SLG share of unconsolidated JVs (trailing 12 months)	1.73x	1.85x	1.94x	1.92x	1.97x

(1) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	9	Fourth Quarter 2022

KEY FINANCIAL DATA Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2022		9/30/2022		6/30/2022	3/31/2022	12/31/2021

Selected Balance Sheet Data
Real estate assets before depreciation	$9,198,799		$9,462,329		$7,440,532	$7,758,232	$7,813,041
Investments in unconsolidated joint ventures	$3,190,137		$3,185,800		$3,074,200	$3,000,986	$2,997,934
Debt and preferred equity investments	$623,280		$663,985		$1,134,080	$1,107,870	$1,088,723
Cash and cash equivalents	$203,273		$201,267		$189,360	$223,674	$251,417
Investment in marketable securities	$11,240		$16,535		$26,260	$32,889	$34,752

Total assets	$12,355,794		$12,716,050		$10,704,883	$11,014,965	$11,066,629

Consolidated fixed rate & hedged debt	$5,015,814		$4,497,238		$3,086,297	$3,321,239	$3,274,324
Consolidated variable rate debt	520,148		1,140,148		820,148	813,478	801,051
Total consolidated debt	$5,535,962		$5,637,386		$3,906,445	$4,134,717	$4,075,375
Deferred financing costs, net of amortization	(23,938)		(22,898)		(24,840)	(21,710)	(23,808)
Total consolidated debt, net	$5,512,024		$5,614,488		$3,881,605	$4,113,007	$4,051,567

Total liabilities	$7,260,936		$7,492,143		$5,443,202	$5,723,829	$5,748,049

Fixed rate & hedged debt, including SLG share of unconsolidated JV debt	$10,493,846		$8,789,696		$7,381,507	$7,630,374	$7,586,309
Variable rate debt, including SLG share of unconsolidated JV debt	1,215,035	(1)	2,982,321	(1)	2,376,813	2,279,094	2,259,978
Total debt, including SLG share of unconsolidated JV debt	$11,708,881		$11,772,017		$9,758,320	$9,909,468	$9,846,287

Selected Operating Data
Property operating revenues	$197,285		$162,952		$155,232	$156,031	$150,113
Property operating expenses	(94,977)		(87,510)		(76,853)	(79,894)	(78,370)
Property NOI	$102,308		$75,442		$78,379	$76,137	$71,743
SLG share of unconsolidated JV Property NOI	102,930		99,313		101,483	100,149	94,902
Property NOI, including SLG share of unconsolidated JV Property NOI	$205,238		$174,755		$179,862	$176,286	$166,645
Investment income	11,305		29,513		20,407	19,888	20,888
Other income	16,284		19,991		25,806	12,045	23,580
Marketing general & administrative expenses	(24,224)		(21,276)		(23,522)	(24,776)	(26,486)
SLG share of investment income and other income from unconsolidated JVs	3,543		1,862		7,053	4,799	2,570
Income taxes	2,883		(129)		1,346	947	1,285
Transaction costs, including SLG share of unconsolidated JVs	(88)		(292)		(1)	(28)	(3,558)
Loan loss and other investment reserves, net of recoveries	—		—		—	—	(2,931)
Loss on early extinguishment of debt	—		—		—	—	(1,551)
EBITDAre	$214,941		$204,424		$210,951	$189,161	$180,442

(1) Does not reflect $144.2 million of floating rate debt and preferred equity investments that provide a hedge against floating rate debt.

Supplemental Information	10	Fourth Quarter 2022

KEY FINANCIAL DATA Manhattan Properties (1) Unaudited (Dollars in Thousands Except Per Share)

	As of or for the three months ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021

Selected Operating Data
Property operating revenues	$192,814	$157,451	$149,542	$150,557	$144,645
Property operating expenses	86,992	77,440	68,296	69,655	70,749
Property NOI	$105,822	$80,011	$81,246	$80,902	$73,896

Other income - consolidated	$1,573	$3,701	$7,010	$6,770	$5,679

SLG share of property NOI from unconsolidated JVs	$102,805	$98,211	$101,359	$100,066	$94,886

Office Portfolio Statistics (Manhattan Operating Properties)
Consolidated office buildings in service	13	13	12	12	12
Unconsolidated office buildings in service	12	12	12	11	10
	25	25	24	23	22

Consolidated office buildings in service - square footage	9,963,138	9,963,138	8,180,345	8,180,345	8,180,345
Unconsolidated office buildings in service - square footage	13,998,381	13,998,381	13,998,381	13,661,381	12,004,183
	23,961,519	23,961,519	22,178,726	21,841,726	20,184,528

Same-Store office occupancy (consolidated + JVs)	90.9%	91.2%	91.2%	91.3%	92.1%
Same-Store office occupancy inclusive of leases signed not yet commenced	91.2%	92.1%	92.0%	92.7%	93.0%

Office Leasing Statistics (Manhattan Operating Properties)
New leases commenced	32	27	24	26	21
Renewal leases commenced	10	10	11	11	9
Total office leases commenced	42	37	35	37	30

Commenced office square footage filling vacancy	91,474	80,211	72,344	45,085	71,340
Commenced office square footage on previously occupied space (M-T-M leasing) (2)	228,847	84,673	261,288	251,331	112,257
Total office square footage commenced	320,321	164,884	333,632	296,416	183,597

Average starting cash rent psf - office leases commenced	$72.23	$72.95	$72.68	$68.04	$69.55
Previous escalated cash rent psf - office leases commenced (3)	$79.59	$72.12	$70.10	$75.26	$77.65
Increase (decrease) in new cash rent over previously escalated cash rent (2) (3)	(9.2)%	1.2%	3.7%	(9.6)%	(10.4)%
Average lease term	8.7	6.0	11.4	8.5	5.5
Tenant concession packages psf	$80.14	$55.19	$100.39	$75.25	$24.98
Free rent months	8.5	5.5	9.3	8.5	3.7

(1) Property data for in-service buildings only.
(2) Calculated on space that was occupied within the previous 12 months.
(3) Previously escalated cash rent includes base rent plus all additional amounts paid by the previous tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment.

Supplemental Information	11	Fourth Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Assets
Commercial real estate properties, at cost:
Land and land interests	$1,576,927	$1,715,371	$1,209,913	$1,352,610	$1,350,701
Building and improvements	4,903,776	5,028,486	3,579,961	3,709,795	3,671,402
Building leasehold and improvements	1,691,831	1,676,811	1,666,935	1,654,571	1,645,081
Right of use asset - operating leases	1,026,265	1,041,661	983,723	983,723	983,723
	9,198,799	9,462,329	7,440,532	7,700,699	7,650,907
Less: accumulated depreciation	(2,039,554)	(2,005,922)	(1,961,766)	(1,938,804)	(1,896,199)
Net real estate	7,159,245	7,456,407	5,478,766	5,761,895	5,754,708

Other real estate investments:
Investment in unconsolidated joint ventures	3,190,137	3,185,800	3,074,200	3,000,986	2,997,934
Debt and preferred equity investments, net	623,280	663,985	1,134,080	1,107,870	1,088,723

Assets held for sale, net	—	—	—	49,757	140,855
Cash and cash equivalents	203,273	201,267	189,360	223,674	251,417
Restricted cash	180,781	183,811	87,701	83,644	85,567
Investment in marketable securities	11,240	16,535	26,260	32,889	34,752
Tenant and other receivables	34,497	41,334	40,909	41,257	47,616
Related party receivables	27,352	27,287	27,293	31,711	29,408
Deferred rents receivable	257,887	252,555	249,998	250,028	248,313
Deferred costs, net	121,157	115,952	118,829	122,294	124,495
Other assets	546,945	571,117	277,487	308,960	262,841

Total Assets	$12,355,794	$12,716,050	$10,704,883	$11,014,965	$11,066,629

Supplemental Information	12	Fourth Quarter 2022

COMPARATIVE BALANCE SHEETS Unaudited (Dollars in Thousands)

	As of
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021
Liabilities
Mortgages and other loans payable	$3,235,962	$3,237,390	$1,526,023	$1,349,700	$1,399,923
Unsecured term loans	1,650,000	1,250,000	1,250,000	1,250,000	1,250,000
Unsecured notes	100,000	599,996	900,422	900,669	900,915
Revolving credit facility	450,000	450,000	130,000	500,000	390,000
Deferred financing costs	(23,938)	(22,898)	(24,840)	(21,710)	(23,808)
Total debt, net of deferred financing costs	5,412,024	5,514,488	3,781,605	3,978,659	3,917,030
Accrued interest	14,227	18,705	11,862	21,545	12,698
Accounts payable and accrued expenses	154,867	175,203	145,237	139,460	157,571
Deferred revenue	272,248	280,251	104,295	110,631	107,275
Lease liability - financing leases	104,218	103,888	103,561	103,238	102,914
Lease liability - operating leases	895,100	911,756	852,614	852,194	851,370
Dividends and distributions payable	21,569	24,362	24,456	23,628	187,372
Security deposits	50,472	50,926	54,696	54,179	52,309
Liabilities related to assets held for sale	—	—	—	64,041	64,120
Junior subordinated deferrable interest debentures	100,000	100,000	100,000	100,000	100,000
Other liabilities	236,211	312,564	264,876	276,254	195,390
Total liabilities	7,260,936	7,492,143	5,443,202	5,723,829	5,748,049

Noncontrolling interest in operating partnership
(3,760 units outstanding) at 12/31/2022	269,993	293,743	334,974	374,078	344,252
Preferred units	177,943	177,943	177,943	177,943	196,075

Equity
Stockholders' Equity:
Series I Perpetual Preferred Shares	221,932	221,932	221,932	221,932	221,932
Common stock, $0.01 par value, 160,000 shares authorized, 65,440
issued and outstanding at 12/31/2022, including 1,060 shares held in treasury	656	655	655	653	672
Additional paid–in capital	3,790,358	3,780,286	3,801,272	3,792,689	3,739,409
Treasury stock	(128,655)	(128,655)	(128,655)	(128,655)	(126,160)
Accumulated other comprehensive income (loss)	49,604	57,574	8,595	(7,261)	(46,758)
Retained earnings	651,138	755,862	779,999	846,646	975,781
Total SL Green Realty Corp. stockholders' equity	4,585,033	4,687,654	4,683,798	4,726,004	4,764,876

Noncontrolling interest in other partnerships	61,889	64,567	64,966	13,111	13,377

Total equity	4,646,922	4,752,221	4,748,764	4,739,115	4,778,253

Total Liabilities and Equity	$12,355,794	$12,716,050	$10,704,883	$11,014,965	$11,066,629

Supplemental Information	13	Fourth Quarter 2022

COMPARATIVE STATEMENT OF OPERATIONS Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2022	2021	2022	2022	2021
Revenues
Rental revenue, net	$172,892	$135,205	$142,962	$588,824	$604,634
Escalation and reimbursement revenues	24,393	14,908	19,990	82,676	73,542
Investment income	11,305	20,888	29,513	81,113	80,340
Other income	16,284	23,580	19,991	74,126	85,475
Total Revenues, net	224,874	194,581	212,456	826,739	843,991

Loss on early extinguishment of debt	—	(1,551)	—	—	(1,551)

Expenses
Operating expenses	46,912	40,302	45,011	174,063	167,153
Operating lease rent	6,514	6,551	7,388	26,943	26,554
Real estate taxes	41,551	31,517	35,111	138,228	152,835
Loan loss and other investment reserves, net of recoveries	—	2,931	—	—	2,931
Transaction related costs	88	3,558	292	409	3,773
Marketing, general and administrative	24,224	26,486	21,276	93,798	94,912
Total Operating Expenses	119,289	111,345	109,078	433,441	448,158

Equity in net income (loss) from unconsolidated joint ventures	(26,696)	(24,081)	(21,997)	(57,958)	(55,402)

Operating Income	78,889	57,604	81,381	335,340	338,880

Interest expense, net of interest income	37,619	13,736	21,824	89,473	70,891
Amortization of deferred financing costs	1,909	1,919	2,043	7,817	11,424
Depreciation and amortization	72,947	47,335	48,462	215,306	216,869

(Loss) Income from Continuing Operations (1)	(33,586)	(5,386)	9,052	22,744	39,696

(Loss) gain on sale of real estate and discontinued operations	(23,381)	2,079	4,276	(84,485)	287,417
Equity in net loss on sale of joint venture interest / real estate	—	(27,319)	—	(131)	(32,757)
Purchase price and other fair value adjustments	(770)	543	(1,117)	(8,118)	210,070
Depreciable real estate reserves	(6,313)	(18,098)	—	(6,313)	(23,794)
Net (Loss) Income	(64,050)	(48,181)	12,211	(76,303)	480,632

Net loss (income) attributable to noncontrolling interests	5,110	2,462	502	4,672	(23,573)
Dividends on preferred units	(1,599)	(1,813)	(1,598)	(6,443)	(7,305)

Net (Loss) Income Attributable to SL Green Realty Corp	(60,539)	(47,532)	11,115	(78,074)	449,754

Dividends on perpetual preferred shares	(3,737)	(3,737)	(3,738)	(14,950)	(14,950)

Net (Loss) Income Attributable to Common Stockholders	$(64,276)	$(51,269)	$7,377	$(93,024)	$434,804

Earnings per share - Net (loss) income per share (basic)	$(1.01)	$(0.82)	$0.11	$(1.49)	$6.57
Earnings per share - Net (loss) income per share (diluted)	$(1.01)	$(0.82)	$0.11	$(1.49)	$6.50

(1) Before (loss) gain on sale, equity in net loss, purchase price and other fair value adjustments and depreciable real estate reserves shown below.

Supplemental Information	14	Fourth Quarter 2022

COMPARATIVE COMPUTATION OF FFO AND FAD Unaudited (Dollars in Thousands Except Per Share)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2022	2021	2022	2022	2021
Funds from Operations
Net (Loss) Income Attributable to Common Stockholders	$(64,276)	$(51,269)	$7,377	$(93,024)	$434,804

Depreciation and amortization	72,947	47,335	48,462	215,306	216,869
Joint ventures depreciation and noncontrolling interests adjustments	67,541	72,167	63,890	252,893	249,087
Net (loss) income attributable to noncontrolling interests	(5,110)	(2,462)	(502)	(4,672)	23,573
Loss (gain) on sale of real estate and discontinued operations	23,381	(2,079)	(4,276)	84,485	(287,417)
Equity in net loss on sale of joint venture property / real estate	—	27,319	—	131	32,757
Purchase price and other fair value adjustments	—	—	—	—	(209,443)
Depreciable real estate reserves	6,313	18,098	—	6,313	23,794
Non-real estate depreciation and amortization	(760)	(837)	(709)	(2,605)	(2,790)
Funds From Operations	$100,036	$108,272	$114,242	$458,827	$481,234

Funds From Operations - Basic per Share	$1.47	$1.58	$1.67	$6.71	$6.88

Funds From Operations - Diluted per Share	$1.46	$1.55	$1.66	$6.64	$6.80

Funds From Operations - Pro forma per Share (1)	$1.46	$1.52	$1.66	$6.64	$6.63

Funds Available for Distribution
FFO	$100,036	$108,272	$114,242	$458,827	$481,234

Non real estate depreciation and amortization	760	837	709	2,605	2,790
Amortization of deferred financing costs	1,909	1,919	2,043	7,817	11,424
Non-cash deferred compensation	17,321	18,585	13,145	57,040	54,175
FAD adjustment for joint ventures	(30,623)	(30,439)	(34,438)	(115,454)	(94,506)
Straight-line rental income and other non-cash adjustments	(8,482)	(856)	(15,750)	(21,834)	(12,159)
Second cycle tenant improvements	(6,676)	(10,568)	(7,559)	(31,955)	(28,350)
Second cycle leasing commissions	(3,165)	(2,276)	(2,513)	(11,683)	(7,872)
Revenue enhancing recurring CAPEX	(1,045)	(1,050)	(1,916)	(4,085)	(2,503)
Non-revenue enhancing recurring CAPEX	(11,530)	(10,546)	(3,041)	(24,912)	(23,523)
Reported Funds Available for Distribution	$58,505	$73,878	$64,922	$316,366	$380,710

First cycle tenant improvements	$—	$99	$—	$—	$1,465
First cycle leasing commissions	$26	$160	$—	$26	$484
Development costs	$15,605	$47,846	$12,234	$48,241	$136,246
Redevelopment costs	$23,467	$10,424	$13,774	$52,245	$19,736
Capitalized interest	$26,492	$19,970	$19,660	$82,444	$78,365

(1) During the first quarter of 2022, the Company completed a reverse stock split and a special dividend paid primarily in stock. GAAP requires the weighted average common shares outstanding to be retroactively adjusted for all periods presented to reflect the reverse stock split. However, GAAP requires shares issued pursuant to the special dividend be included in diluted weighted average common shares outstanding only from the date on which the special dividend was declared. To facilitate comparison between the periods presented, the Company calculated Pro forma diluted weighted average shares and units outstanding, which includes the shares issued pursuant to the special dividend from the beginning of the 2021 reporting periods.

Supplemental Information	15	Fourth Quarter 2022

CONSOLIDATED STATEMENT OF EQUITY Unaudited (Dollars in Thousands)

							Accumulated
	Series I						Other
	Preferred	Common	Additional	Treasury	Retained	Noncontrolling	Comprehensive
	Stock	Stock	Paid-In Capital	Stock	Earnings	Interests	Income	Total

Balance at December 31, 2021	$221,932	$672	$3,739,409	$(126,160)	$975,781	$13,377	$(46,758)	$4,778,253

Net loss					(78,074)	1,121		(76,953)
Acquisition of subsidiary interest from noncontrolling interest			(29,742)			(75)		(29,817)
Preferred dividends					(14,950)			(14,950)
Dividends declared ($3.69 per common share)					(235,395)			(235,395)
Distributions to noncontrolling interests						(4,698)		(4,698)
Issuance of stock dividend and reverse stock split			163,115	(2,495)				160,620
Other comprehensive income - net unrealized gain on derivative instruments							73,681	73,681
Other comprehensive income - SLG share of unconsolidated joint venture net unrealized gain on derivative instruments							24,041	24,041
Other comprehensive loss - net unrealized loss on marketable securities							(1,360)	(1,360)
DRSPP proceeds			525					525
Repurchases of common stock		(20)	(114,979)		(36,198)			(151,197)
Contributions to consolidated joint ventures						52,164		52,164
Reallocation of noncontrolling interests in the Operating Partnership					39,974			39,974
Deferred compensation plan and stock awards, net		4	32,030					32,034
Balance at December 31, 2022	$221,932	$656	$3,790,358	$(128,655)	$651,138	$61,889	$49,604	$4,646,922

RECONCILIATION OF SHARES AND UNITS OUTSTANDING, AND DILUTION COMPUTATION

	Common Stock	OP Units	Stock-Based Compensation	Diluted Shares

Share Count at December 31, 2021	66,306,363	3,986,960	—	70,293,323

YTD share activity	(1,926,281)	(316,617)	—	(2,242,898)
Share Count at December 31, 2022	64,380,082	3,670,343	—	68,050,425

Weighting factor	36,841	341,707	623,909	1,002,457
Weighted Average Share Count at December 31, 2022 - Diluted	64,416,923	4,012,050	623,909	69,052,882

Supplemental Information	16	Fourth Quarter 2022

JOINT VENTURE STATEMENTS Balance Sheet for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	As of
	December 31, 2022		September 30, 2022		December 31, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Assets
Commercial real estate properties, at cost:
Land and land interests	$3,895,212	$1,925,616	$3,759,369	$1,879,762	$3,691,322	$1,856,135
Building and improvements	12,478,026	6,309,717	12,281,349	6,246,144	11,557,104	5,969,966
Building leasehold and improvements	1,120,702	423,944	1,108,043	420,096	435,832	208,441
Right of use asset - financing leases	740,832	345,489	740,832	345,489	740,832	345,489
Right of use asset - operating leases	274,053	130,054	258,657	124,810	231,553	115,776
	18,508,825	9,134,820	18,148,250	9,016,301	16,656,643	8,495,807
Less: accumulated depreciation	(2,519,183)	(1,209,202)	(2,418,501)	(1,156,028)	(1,892,769)	(912,999)
Net real estate	15,989,642	7,925,618	15,729,749	7,860,273	14,763,874	7,582,808

Cash and cash equivalents	296,413	143,775	300,558	142,085	284,188	132,144
Restricted cash	412,886	237,921	419,495	243,460	484,321	313,408
Tenant and other receivables	30,050	15,886	49,476	26,216	41,908	20,088
Deferred rents receivable	571,502	318,119	556,290	308,268	491,547	262,683
Deferred costs, net	309,087	171,117	307,668	171,334	270,672	158,628
Other assets	2,242,339	911,392	2,297,191	941,887	1,505,358	698,341

Total Assets	$19,851,919	$9,723,828	$19,660,427	$9,693,523	$17,841,868	$9,168,100

Liabilities and Equity
Mortgage and other loans payable, net of deferred financing costs of $136,683 at 12/31/2022, of which $66,910 is SLG share	$12,348,954	$6,106,009	$12,198,081	$6,067,860	$11,085,876	$5,700,836
Accrued interest	40,707	17,069	36,639	15,607	28,673	12,349
Accounts payable and accrued expenses	309,986	134,380	296,705	120,575	222,450	99,200
Deferred revenue	1,077,901	479,780	1,117,156	500,046	1,158,242	521,308
Lease liability - financing leases	745,138	346,611	744,972	346,635	744,432	346,680
Lease liability - operating leases	255,218	123,182	242,418	119,151	236,163	118,081
Security deposits	35,270	19,774	36,135	19,878	26,301	12,680
Other liabilities	70,574	45,962	73,914	47,345	75,074	52,173
Equity	4,968,171	2,451,061	4,914,407	2,456,426	4,264,657	2,304,793

Total Liabilities and Equity	$19,851,919	$9,723,828	$19,660,427	$9,693,523	$17,841,868	$9,168,100

Supplemental Information	17	Fourth Quarter 2022

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended		Three Months Ended
	December 31, 2022		September 30, 2022		December 31, 2021

	Total	SLG Share	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$280,417	$145,067	$275,103	$140,527	$271,604	$133,121
Escalation and reimbursement revenues	54,313	29,553	51,744	27,139	46,117	24,109
Investment income	1,681	424	1,395	386	1,242	309
Other income	5,283	3,119	2,463	1,476	4,384	2,261
Total Revenues, net	341,694	178,163	330,705	169,528	323,347	159,800

Gain on early extinguishment of debt	—	—	—	—	467	317

Expenses
Operating expenses	66,675	35,277	59,841	31,586	60,532	30,962
Operating lease rent	6,687	3,170	6,616	3,148	5,645	2,825
Real estate taxes	66,096	33,243	66,594	33,619	58,130	28,541
Total Operating Expenses	139,458	71,690	133,051	68,353	124,307	62,328

Operating Income	202,236	106,473	197,654	101,175	199,507	97,789

Interest expense, net of interest income	125,888	61,362	112,747	55,247	94,322	44,460
Amortization of deferred financing costs	7,186	3,127	7,116	3,120	7,174	3,101
Depreciation and amortization	121,917	63,219	116,511	60,453	132,758	69,868
Net Loss	(52,755)	(21,235)	(38,720)	(17,645)	(34,747)	(19,640)

Real estate depreciation	121,911	63,215	116,504	60,449	132,750	69,867
FFO Contribution	$69,156	$41,980	$77,784	$42,804	$98,003	$50,227

FAD Adjustments:
Non real estate depreciation and amortization	$6	$4	$7	$4	$8	$1
Amortization of deferred financing costs	7,186	3,127	7,116	3,120	7,174	3,101
Straight-line rental income and other non-cash adjustments	(17,156)	(12,479)	(30,171)	(19,179)	(36,237)	(22,692)
Second cycle tenant improvement	(28,646)	(15,386)	(28,120)	(15,709)	(6,063)	(3,099)
Second cycle leasing commissions	(4,590)	(2,386)	(483)	(280)	(6,468)	(3,204)
Revenue enhancing recurring CAPEX	(65)	(33)	(8)	(4)	(353)	(60)
Non-revenue enhancing recurring CAPEX	(6,741)	(3,470)	(4,661)	(2,390)	(8,128)	(4,486)
Total FAD Adjustments	$(50,006)	$(30,623)	$(56,320)	$(34,438)	$(50,067)	$(30,439)

First cycle tenant improvement	$794	$391	$9,231	$3,012	$1,412	$715
First cycle leasing commissions	$129	$48	$125	$58	$770	$219
Development costs	$119,016	$33,069	$141,278	$45,714	$121,295	$69,351
Redevelopment costs	$26,332	$8,797	$1,408	$719	$4,212	$2,104
Capitalized interest	$22,213	$6,538	$12,219	$4,281	$8,550	$3,362

Supplemental Information	18	Fourth Quarter 2022

JOINT VENTURE STATEMENTS Statement of Operations for Unconsolidated Joint Ventures Unaudited (Dollars in Thousands)

	Twelve Months Ended		Twelve Months Ended
	December 31, 2022		December 31, 2021

	Total	SLG Share	Total	SLG Share
Revenues
Rental revenue, net	$1,111,905	$566,603	$1,038,749	$495,076
Escalation and reimbursement revenues	194,142	101,376	164,774	76,955
Investment income	5,519	1,420	4,927	1,229
Other income	27,798	15,837	19,914	7,440
Total Revenues, net	1,339,364	685,236	1,228,364	580,700

Loss on early extinguishment of debt	(467)	(325)	(2,017)	(1,372)

Expenses
Operating expenses	240,002	125,064	203,332	97,598
Operating lease rent	26,152	12,486	22,576	11,297
Real estate taxes	252,806	126,554	225,104	105,752
Total Operating Expenses	518,960	264,104	451,012	214,647

Operating Income	819,937	420,807	775,335	364,681

Interest expense, net of interest income	431,865	209,182	342,910	154,026
Amortization of deferred financing costs	27,754	12,031	31,423	14,297
Depreciation and amortization	465,100	241,127	484,130	243,791
Net Loss	(104,782)	(41,533)	(83,128)	(47,433)

Real estate depreciation	465,078	241,117	483,587	243,686
FFO Contribution	$360,296	$199,584	$400,459	$196,253

FAD Adjustments:
Non real estate depreciation and amortization	$22	$10	$543	$105
Amortization of deferred financing costs	27,754	12,031	31,423	14,297
Straight-line rental income and other non-cash adjustments	(113,071)	(73,884)	(136,543)	(82,198)
Second cycle tenant improvement	(70,678)	(38,515)	(13,510)	(6,912)
Second cycle leasing commissions	(14,518)	(7,528)	(21,756)	(11,323)
Revenue enhancing recurring CAPEX	(748)	(86)	(879)	(410)
Non-revenue enhancing recurring CAPEX	(14,762)	(7,482)	(14,681)	(8,065)
Total FAD Adjustments	$(186,001)	$(115,454)	$(155,403)	$(94,506)

First cycle tenant improvement	$11,561	$4,202	$4,617	$2,164
First cycle leasing commissions	$3,274	$1,651	$2,062	$682
Development costs	$435,475	$137,837	$448,412	$275,822
Redevelopment costs	$32,379	$11,825	$11,017	$5,545
Capitalized interest	$49,763	$17,613	$40,124	$22,393

Supplemental Information	19	Fourth Quarter 2022

SELECTED FINANCIAL DATA Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended		Three Months Ended	Twelve Months Ended
	December 31,	December 31,	September 30,	December 31,	December 31,
	2022	2021	2022	2022	2021

Net Operating Income (1)	$111,098	$84,761	$85,093	$373,775	$366,276
SLG share of NOI from unconsolidated JVs	103,347	95,976	99,398	407,486	362,014
NOI, including SLG share of unconsolidated JVs	214,445	180,737	184,491	781,261	728,290
Partners' share of NOI - consolidated JVs	26	(12)	26	47	271
NOI - SLG share	$214,471	$180,725	$184,517	$781,308	$728,561

NOI, including SLG share of unconsolidated JVs	$214,445	$180,737	$184,491	$781,261	$728,290
Free rent (net of amortization)	(10,594)	(11,777)	(11,070)	(41,394)	(47,039)
Amortization of acquired above and below-market leases, net	(10,048)	(4,639)	(4,575)	(23,391)	(14,581)
Straight-line revenue adjustment	(1,349)	(6,551)	(3,558)	(16,225)	(26,618)
Straight-line tenant credit loss	(1,519)	846	671	(3,550)	50
Operating lease straight-line adjustment	566	463	(1,757)	(2,170)	1,893
Cash NOI, including SLG share of unconsolidated JVs	191,501	159,079	164,202	694,531	641,995
Partners' share of cash NOI - consolidated JVs	26	(15)	26	43	258
Cash NOI - SLG share	$191,527	$159,064	$164,228	$694,574	$642,253

(1) Includes SL Green Management Corp. and Emerge 212. Excludes lease termination income.

NOI Summary by Portfolio (1) - SLG Share

	Three Months Ended December 31, 2022		Twelve Months Ended December 30, 2022

	NOI	Cash NOI	NOI	Cash NOI

Manhattan Office	$195,642	$173,476	$699,139	$617,314
High Street Retail	7,343	7,308	30,899	30,683
Development / Redevelopment	6,541	5,636	24,518	24,774
Suburban & Residential	1,696	1,735	10,273	10,482
Total Operating and Development	211,222	188,155	764,829	683,253
Property Dispositions (2)	(50)	(50)	(936)	(933)
Other (3)	3,299	3,422	17,415	12,254
Total	$214,471	$191,527	$781,308	$694,574

(1) Portfolio composition consistent with the Selected Property Data tables.
(2) Includes properties sold or otherwise disposed of during the respective period.
(3) Includes SL Green Management Corp., Emerge 212, Belmont Insurance Company and Ticonderoga Insurance Company.

Supplemental Information	20	Fourth Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income - Wholly Owned and Consolidated JVs Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$121,117	$117,784	2.8%	$121,363	$487,826	$477,574	2.1%
Escalation & reimbursement revenues	15,980	12,267	30.3%	17,761	68,648	52,435	30.9%
Other income	264	705	(62.6)%	2,583	3,867	3,920	(1.4)%
Total Revenues	$137,361	$130,756	5.1%	$141,707	$560,341	$533,929	4.9%

Expenses
Operating expenses	$33,823	$31,724	6.6%	$33,542	$129,549	$114,808	12.8%
Operating lease rent	6,106	6,106	—%	6,106	24,423	24,423	—%
Real estate taxes	28,438	27,825	2.2%	29,048	112,694	120,906	(6.8)%
Total Operating Expenses	$68,367	$65,655	4.1%	$68,696	$266,666	$260,137	2.5%

Operating Income	$68,994	$65,101	6.0%	$73,011	$293,675	$273,792	7.3%

Interest expense & amortization of financing costs	$15,594	$12,138	28.5%	$15,673	$55,202	$48,944	12.8%
Depreciation & amortization	39,230	38,196	2.7%	38,253	155,519	155,982	(0.3)%

Income before noncontrolling interest	$14,170	$14,767	(4.0)%	$19,085	$82,954	$68,866	20.5%
Real estate depreciation & amortization	39,230	38,196	2.7%	38,253	155,519	155,982	(0.3)%
FFO Contribution	$53,400	$52,963	0.8%	$57,338	$238,473	$224,848	6.1%

Non–building revenue	(248)	(61)	306.6%	(2,044)	(2,632)	(298)	783.2%

Interest expense & amortization of financing costs	15,594	12,138	28.5%	15,673	55,202	48,944	12.8%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$68,746	$65,040	5.7%	$70,967	$291,043	$273,494	6.4%

Cash Adjustments
Free rent (net of amortization)	$(1,935)	$(1,338)	44.6%	$(3,463)	$(7,173)	$(10,112)	(29.1)%
Straight-line revenue adjustment	1,610	857	87.9%	1,145	3,726	3,681	1.2%
Amortization of acquired above and below-market leases, net	13	(100)	(113.0)%	13	(22)	(395)	(94.4)%
Operating lease straight-line adjustment	204	204	—%	204	815	815	—%
Straight-line tenant credit loss	(942)	(152)	519.7%	694	(2,486)	(662)	275.5%
Cash NOI	$67,696	$64,511	4.9%	$69,560	$285,903	$266,821	7.2%

Lease termination income	(5)	(636)	(99.2)%	(531)	(1,199)	(3,592)	(66.6)%
Cash NOI excluding lease termination income	$67,691	$63,875	6.0%	$69,029	$284,704	$263,229	8.2%

Operating Margins
NOI to real estate revenue, net	50.1%	49.8%		50.8%	52.2%	51.3%
Cash NOI to real estate revenue, net	49.4%	49.4%		49.8%	51.3%	50.0%

NOI before operating lease rent/real estate revenue, net	54.6%	54.4%		55.2%	56.6%	55.8%
Cash NOI before operating lease rent/real estate revenue, net	53.7%	53.9%		54.0%	55.5%	54.4%

Supplemental Information	21	Fourth Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income - Unconsolidated JVs Unaudited (Dollars in Thousands, SLG Share)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$101,571	$103,645	(2.0)%	$99,437	$407,987	$420,473	(3.0)%
Escalation & reimbursement revenues	16,747	16,239	3.1%	15,827	64,582	66,880	(3.4)%
Other income	134	1,191	(88.7)%	173	8,821	4,428	99.2%
Total Revenues	$118,452	$121,075	(2.2)%	$115,437	$481,390	$491,781	(2.1)%

Expenses
Operating expenses	$21,207	$19,769	7.3%	$21,061	$81,832	$72,652	12.6%
Operating lease rent	2,824	2,825	—%	2,824	11,296	11,297	—%
Real estate taxes	22,825	21,832	4.5%	23,488	91,544	92,197	(0.7)%
Total Operating Expenses	$46,856	$44,426	5.5%	$47,373	$184,672	$176,146	4.8%

Operating Income	$71,596	$76,649	(6.6)%	$68,064	$296,718	$315,635	(6.0)%

Interest expense & amortization of financing costs	$43,230	$33,420	29.4%	$38,875	$149,554	$132,348	13.0%
Depreciation & amortization	44,956	46,763	(3.9)%	43,425	177,979	190,025	(6.3)%

Loss before noncontrolling interest	$(16,590)	$(3,534)	369.4%	$(14,236)	$(30,815)	$(6,738)	357.3%
Real estate depreciation & amortization	44,956	46,763	(3.9)%	43,425	177,979	190,025	(6.3)%
FFO Contribution	$28,366	$43,229	(34.4)%	$29,189	$147,164	$183,287	(19.7)%

Non–building revenue	(63)	(133)	(52.6)%	(100)	(293)	(1,914)	(84.7)%

Interest expense & amortization of financing costs	43,230	33,420	29.4%	38,875	149,554	132,348	13.0%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$71,533	$76,516	(6.5)%	$67,964	$296,425	$313,721	(5.5)%

Cash Adjustments
Free rent (net of amortization)	$1,522	$1,533	(0.7)%	$2,322	$5,835	$3,032	92.4%
Straight-line revenue adjustment	3,139	(2,323)	(235.1)%	2,357	8,951	(16,393)	(154.6)%
Amortization of acquired above and below-market leases, net	(4,500)	(4,762)	(5.5)%	(4,563)	(18,116)	(18,741)	(3.3)%
Operating lease straight-line adjustment	192	219	(12.3)%	192	770	916	(15.9)%
Straight-line tenant credit loss	(570)	486	(217.3)%	(27)	(1,045)	874	(219.6)%
Cash NOI	$71,316	$71,669	(0.5)%	$68,245	$292,820	$283,409	3.3%

Lease termination income	(70)	(1,051)	(93.3)%	(65)	(8,515)	(2,521)	237.8%
Cash NOI excluding lease termination income	$71,246	$70,618	0.9%	$68,180	$284,305	$280,888	1.2%

Operating Margins
NOI to real estate revenue, net	60.4%	63.3%		58.9%	61.6%	64.0%
Cash NOI to real estate revenue, net	60.2%	59.3%		59.2%	60.9%	57.9%

NOI before operating lease rent/real estate revenue, net	62.8%	65.6%		61.4%	64.0%	66.3%
Cash NOI before operating lease rent/real estate revenue, net	62.5%	61.4%		61.5%	63.1%	60.0%

Supplemental Information	22	Fourth Quarter 2022

SELECTED FINANCIAL DATA Same Store Net Operating Income Unaudited (Dollars in Thousands)

	Three Months Ended			Three Months Ended	Twelve Months Ended
	December 31,	December 31,		September 30,	December 31,	December 31,
	2022	2021	%	2022	2022	2021	%
Revenues
Rental revenue, net	$121,117	$117,784	2.8%	$121,363	$487,826	$477,574	2.1%
Escalation & reimbursement revenues	15,980	12,267	30.3%	17,761	68,648	52,435	30.9%
Other income	264	705	(62.6)%	2,583	3,867	3,920	(1.4)%
Total Revenues	$137,361	$130,756	5.1%	$141,707	$560,341	$533,929	4.9%

Equity in net income (loss) from unconsolidated joint ventures (1)	$(16,590)	$(3,534)	369.4%	$(14,236)	$(30,815)	$(6,738)	357.3%
Expenses
Operating expenses	$33,823	$31,724	6.6%	$33,542	$129,549	$114,808	12.8%
Operating lease rent	6,106	6,106	—%	6,106	24,423	24,423	—%
Real estate taxes	28,438	27,825	2.2%	29,048	112,694	120,906	(6.8)%
Total Operating Expenses	$68,367	$65,655	4.1%	$68,696	$266,666	$260,137	2.5%

Operating Income	$52,404	$61,567	(14.9)%	$58,775	$262,860	$267,054	(1.6)%

Interest expense & amortization of financing costs	$15,594	$12,138	28.5%	$15,673	$55,202	$48,944	12.8%
Depreciation & amortization	39,230	38,196	2.7%	38,253	155,519	155,982	(0.3)%

(Loss) income before noncontrolling interest	$(2,420)	$11,233	(121.5)%	$4,849	$52,139	$62,128	(16.1)%
Real estate depreciation & amortization	39,230	38,196	2.7%	38,253	155,519	155,982	(0.3)%
Joint Ventures Real estate depreciation & amortization (1)	44,956	46,763	(3.9)%	43,425	177,979	190,025	(6.3)%
FFO Contribution	$81,766	$96,192	(15.0)%	$86,527	$385,637	$408,135	(5.5)%

Non–building revenue	(248)	(61)	306.6%	(2,044)	(2,632)	(298)	783.2%
Joint Ventures Non–building revenue (1)	(63)	(133)	(52.6)%	(100)	(293)	(1,914)	(84.7)%

Interest expense & amortization of financing costs	15,594	12,138	28.5%	15,673	55,202	48,944	12.8%
Joint Ventures Interest expense & amortization of financing costs (1)	43,230	33,420	29.4%	38,875	149,554	132,348	13.0%
Non-real estate depreciation	—	—	—%	—	—	—	—%
NOI	$140,279	$141,556	(0.9)%	$138,931	$587,468	$587,215	—%

Cash Adjustments
Non-cash adjustments	$(1,050)	$(529)	98.5%	$(1,407)	$(5,140)	$(6,673)	(23.0)%
Joint Ventures non-cash adjustments (1)	(217)	(4,847)	(95.5)%	281	(3,605)	(30,312)	(88.1)%
Cash NOI	$139,012	$136,180	2.1%	$137,805	$578,723	$550,230	5.2%

Lease termination income	$(5)	$(636)	(99.2)%	$(531)	$(1,199)	$(3,592)	(66.6)%
Joint Ventures lease termination income (1)	(70)	(1,051)	(93.3)%	(65)	(8,515)	(2,521)	237.8%
Cash NOI excluding lease termination income	$138,937	$134,493	3.3%	$137,209	$569,009	$544,117	4.6%

Operating Margins
NOI to real estate revenue, net	54.9%	56.3%		54.5%	56.6%	57.4%
Cash NOI to real estate revenue, net	54.4%	54.1%		54.0%	55.7%	53.8%

NOI before operating lease rent/real estate revenue, net	58.4%	59.8%		58.0%	60.0%	60.9%
Cash NOI before operating lease rent/real estate revenue, net	57.7%	57.5%		57.4%	59.0%	57.1%

(1) The amount represents the Company's share of same-store unconsolidated joint venture activity. The Company does not control investments in unconsolidated joint ventures.

Supplemental Information	23	Fourth Quarter 2022

DEBT SUMMARY SCHEDULE Consolidated Unaudited (Dollars in Thousands)

		Principal			2023	Current		Principal	As-Of	Final
	Ownership	Outstanding			Principal	Maturity		Due at	Right	Maturity
Fixed rate debt	Interest (%)	12/31/2022	Coupon (1)		Amortization	Date		Maturity	Extension	Date (2)
Secured fixed rate debt
719 Seventh Avenue (capped)	75.0	$50,000	4.70%		$—	Sep-23		$50,000	—	Sep-23
185 Broadway / 7 Dey (swapped)	100.0	200,000	7.59%		—	Nov-23		200,000	—	Nov-23
420 Lexington Avenue	100.0	283,064	3.99%		5,827	Oct-24		272,749	—	Oct-40
100 Church Street (swapped)	100.0	370,000	5.89%		—	Jun-25		370,000	—	Jun-27
Landmark Square	100.0	100,000	4.90%		—	Jan-27		100,000	—	Jan-27
485 Lexington Avenue	100.0	450,000	4.25%		—	Feb-27		450,000	—	Feb-27
245 Park Avenue	100.0	1,712,750	4.22%		—	Jun-27		1,712,750	—	Jun-27
		$3,165,814	4.64%		$5,827			$3,155,499
Unsecured fixed rate debt
Unsecured Term Loan (swapped)		$400,000	5.85%	(3)	$—	Oct-23	(3)	$400,000	Apr-24	Apr-24
Unsecured Term Loan (swapped)		200,000	4.01%		—	Nov-24		200,000	—	Nov-24
Unsecured notes		100,000	4.27%		—	Dec-25		100,000	—	Dec-25
Unsecured Term Loan (swapped)		1,050,000	2.41%	(3)	—	May-27	(3)	1,050,000	—	May-27
Junior subordinated deferrable interest debentures (swapped)		100,000	1.46%		—	Jul-35		100,000	—	Jul-35
		$1,850,000	3.37%		$—			$1,850,000

Total Fixed Rate Debt		$5,015,814	4.17%		$5,827			$5,005,499
Floating rate debt
Secured floating rate debt
690 Madison (LIBOR + 150 bps)	100.0	$60,000	5.89%		$—	Jul-24		$60,000	—	Jul-25
185 Broadway / 7 Dey (SOFR + 285 bps)	100.0	10,148	7.15%		—	Nov-23		10,148	—	Nov-23
		$70,148	6.07%		$—			$70,148
Unsecured floating rate debt
Revolving credit facility (SOFR + 115 bps) (4)		$450,000	5.45%		$—	May-26		$450,000	May-27	May-27
		$450,000	5.45%		$—			$450,000

Total Floating Rate Debt		$520,148	5.53%		$—			$520,148

Total Debt - Consolidated		$5,535,962	4.30%		$5,827			$5,525,647

Deferred financing costs		(23,938)
Total Debt - Consolidated, net		$5,512,024	4.30%

Total Debt - Joint Venture, net		$6,106,009	4.42%

Total Debt including SLG share of unconsolidated JV Debt		$11,708,881	4.36%
Weighted Average Balance & Interest Rate for the quarter, including SLG share of JV Debt		$11,845,170	4.16%

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 4.39% and 4.30%, respectively. Coupon for loans that are subject to LIBOR or Term SOFR floors, interest rate caps or interest rate swaps were determined using the LIBOR or Term SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions.						Revolving Credit Facility Covenants
(3) Represents a blended swapped rate inclusive of the effect of multiple swaps.									Actual	Required
(4) Spread includes applicable Term SOFR adjustment.						Total Debt / Total Assets			42.7%	Less than 60%
						Fixed Charge Coverage			2.20x	Greater than 1.4x
						Maximum Secured Indebtedness			26.5%	Less than 50%
						Maximum Unencumbered Leverage Ratio			39.2%	Less than 60%

						Unsecured Notes Covenants
									Actual	Required
						Total Debt / Total Assets			43.6%	Less than 60%
						Secured Debt / Total Assets			28.9%	Less than 40%
						Debt Service Coverage			2.47x	Greater than 1.5x
						Unencumbered Assets / Unsecured Debt			303.2%	Greater than 150%

Supplemental Information	24	Fourth Quarter 2022

DEBT SUMMARY SCHEDULE Unconsolidated JVs Unaudited (Dollars in Thousands)

		Principal Outstanding				2023 Principal	Current		Principal	As-Of	Final
	Ownership	12/31/2022			Amortization		Maturity		Due at Maturity	Right	Maturity
Fixed rate debt	Interest (%)	Gross Principal	SLG Share	Coupon (1)		(SLG Share)	Date		(SLG Share)	Extension	Date (2)
717 Fifth Avenue	10.9	$655,328	$71,536	5.02%		$—	Jul-22	(3)	$71,536	—	Jul-22	(3)
650 Fifth Avenue	50.0	65,000	32,500	5.45%		—	Apr-23		32,500	—	Apr-23
21 East 66th Street	32.3	12,000	3,874	3.60%		—	Apr-23		3,874	—	Apr-28
919 Third Avenue	51.0	500,000	255,000	5.12%		—	Jun-23		255,000	—	Jun-23
220 East 42nd (capped)	51.0	510,000	260,100	5.75%		—	Jun-23		260,100	—	Jun-25
280 Park Avenue (capped)	50.0	1,200,000	600,000	5.81%		—	Sep-23		600,000	—	Sep-24
5 Times Square (capped)	31.6	400,000	126,200	7.00%		—	Sep-24		126,200	—	Sep-26
10 East 53rd Street (capped)	55.0	220,000	121,000	5.35%		—	Feb-25		121,000	—	Feb-25
1515 Broadway	56.9	782,321	444,898	3.93%		11,554	Mar-25		419,372	—	Mar-25
450 Park Avenue (capped)	25.1	267,000	67,017	6.10%		—	Jun-25		67,017	—	Jun-27
11 Madison Avenue	60.0	1,400,000	840,000	3.84%		—	Sep-25		840,000	—	Sep-25
One Madison Avenue (capped)	25.5	467,008	119,087	3.94%		—	Nov-25		119,087	—	Nov-26
800 Third Avenue (swapped)	60.5	177,000	107,120	3.48%		—	Feb-26		107,120	—	Feb-26
Worldwide Plaza	25.0	1,200,000	299,400	3.98%		—	Nov-27		299,400	—	Nov-27
One Vanderbilt Avenue	71.0	3,000,000	2,130,300	2.95%	(4)	—	Jul-31		2,130,300	—	Jul-31
Total Fixed Rate Debt		$10,855,657	$5,478,032	4.03%	(5)	$11,554			$5,452,506
Floating rate debt
1552 Broadway (LIBOR + 265 bps)	50.0	$193,132	$96,566	7.04%		$—	Dec-22	(6)	$96,566	—	Dec-22	(6)
11 West 34th Street (LIBOR + 145 bps)	30.0	23,000	6,900	5.84%		—	Jan-23	(7)	6,900	—	Jan-23	(7)
650 Fifth Avenue (SOFR + 250 bps)	50.0	210,000	105,000	6.80%		—	Apr-23		105,000	—	Apr-23
121 Greene Street (SOFR + 210 bps) (8)	50.0	12,550	6,275	6.40%		—	May-23		6,275	—	May-23
115 Spring Street (LIBOR + 340 bps)	51.0	65,550	33,431	7.79%		—	Sep-23		33,431	—	Sep-23
2 Herald Square (SOFR + 206 bps) (8)	51.0	182,500	93,075	6.36%		—	Nov-23		93,075	—	Nov-23
100 Park Avenue (LIBOR + 225 bps)	49.9	360,000	179,640	6.64%		—	Dec-23		179,640	—	Dec-25
15 Beekman (LIBOR + 150 bps)	20.0	86,738	17,348	5.89%		—	Jan-24		17,348	—	Jul-25
5 Times Square (SOFR + 577 bps)	31.6	495,924	156,464	10.07%		—	Sep-24		156,464	—	Sep-26
21 East 66th Street (T 12 mos + 275 bps)	32.3	586	188	7.48%		15	Jun-33		2	—	Jun-33
Total Floating Rate Debt		$1,629,980	$694,887	7.48%	(5)	$15			$694,701
Total unconsolidated JV Debt		$12,485,637	$6,172,919	4.42%	(5)	$11,569			$6,147,207
	Deferred financing costs	(136,683)	(66,910)
Total unconsolidated JV Debt, net		$12,348,954	$6,106,009	4.42%	(5)

(1) Coupon for floating rate debt determined using the effective LIBOR or Term SOFR rate at the end of the quarter of 4.39% and 4.30%, respectively. Coupon for loans that are subject to LIBOR or Term SOFR floors, interest rate caps or interest rate swaps were determined using the LIBOR or Term SOFR floors, interest rate cap strike rate, or swapped interest rate plus the applicable loan spread.
(2) Reflects exercise of all available extension options, which may be subject to conditions.							Composition of Debt
(3) This loan matured in July 2022. The Company is in discussions with the lender on resolution.							Fixed Rate Debt
(4) The financing carries a stated coupon of 2.855%, equivalent to a rate of 2.947% inclusive of hedging costs.							Consolidated			$5,015,814
(5) Calculated based on SL Green's share of the outstanding debt.							SLG Share of JV			5,478,032
(6) This loan matured in December 2022. The Company is in discussions with the lender on resolution.							Total Fixed Rate Debt			$10,493,846	89.6%
(7) In January 2023, the maturity date of the loan was extended by one month.
(8) Spread includes applicable Term SOFR adjustment.							Floating Rate Debt
							Consolidated			$520,148
							SLG Share of JV			694,887
										1,215,035	10.4%
							Floating Rate DPE and Other Investments			(144,056)	(1.2)%
							Total Floating Rate Debt			$1,070,979	9.1%
							Total Debt			$11,708,881

Supplemental Information	25	Fourth Quarter 2022

SUMMARY OF LEASE LIABILITIES Unaudited (Dollars in Thousands)

	SLG	2023 Scheduled		2024 Scheduled		2025 Scheduled		2026 Scheduled		Lease	Year of Final
Property	Interest (%)	Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Cash Payment (1)		Liabilities (2)	Expiration (3)

Consolidated Lease Liabilities (SLG Share)

Operating Leases
1185 Avenue of the Americas	100.0	$6,909		$6,909		$6,909		$6,909		$88,738	2043
SL Green Headquarters at One Vanderbilt	100.0	1,398	(4)(5)	1,695	(4)	1,736	(4)	1,776	(4)	93,104	2048
625 Madison Avenue	100.0	4,613	(6)	4,613	(6)	4,613	(6)	4,613	(6)	57,183	2054
SUMMIT One Vanderbilt	100.0	5,560	(4)	6,958	(4)	6,958	(4)	6,958	(4)	434,744	2070
420 Lexington Avenue	100.0	11,199		11,199		11,199		11,199		175,263	2080
711 Third Avenue	100.0	5,500		5,500		5,500		5,500		46,068	2083
Total		$35,179		$36,874		$36,915		$36,955		$895,100

Financing Leases
15 Beekman	100.0	$3,133		$3,180		$3,228		$3,276		$104,218	2119	(7)
Total		$3,133		$3,180		$3,228		$3,276		$104,218

Unconsolidated Joint Venture Lease Liabilities (SLG Share)

Operating Leases
Equinox Studio City (8)	33.3	$614		$614		$614		$614		$3,984	2029
650 Fifth Avenue (Floors 4-6)	50.0	1,790		1,790		1,790		1,802		15,882	2053
650 Fifth Avenue (Floors b-3)	50.0	1,458		1,569		1,569		1,571		31,457	2062
885 Third Avenue	34.1	259		259		259		259		5,202	2080
5 Times Square	31.6	—	(9)	—	(9)	—	(9)	—	(9)	—	2089
1560 Broadway	50.0	6,935		7,272		7,476		7,554		66,657	2114
Total		$11,056		$11,504		$11,708		$11,800		$123,182

Financing Leases
650 Fifth Avenue (Floors b-3)	50.0	$6,786		$7,364		$7,364		$7,364		$101,557	2062
One Vanderbilt Avenue Garage	71.0	207		209		211		213		3,414	2069
2 Herald Square	51.0	7,467		7,654		7,845		8,041		220,775	2077	(7)
Total		$14,460		$15,227		$15,420		$15,618		$325,746

(1) Reflects SLG's share of remaining contractual base rent for each year presented. Leases may provide for additional rent payments based on exceeding specified thresholds.
(2) Per the balance sheet as of December 31, 2022.
(3) Reflects all available extension options.
(4) Reflects scheduled cash payments net of the Company's 71.0% ownership interest in One Vanderbilt.
(5) The 2023 minimum cash payments reflect free rent.
(6) The ground rent was scheduled to be reset as of July 1, 2022. In accordance with the terms of the lease, the Company will continue to pay monthly rent of $384,375 until the reset is complete, at which time a true-up payment will be made retroactive to July 1, 2022.
(7) The Company has an option to purchase the ground lease for a fixed price on a specific date. Scheduled cash payments do not reflect the exercise of the purchase option.
(8) The Company has a JV interest in the sublandlord for the premises. Amounts reflect the sublandlord's lease obligation to the fee owner and have not been reduced by rents owed to the sublandlord under a sublease covering 100% of the premises.

(9) The base rent amount is determined semi-annually by the City of New York under a payment in-lieu of real estate taxes (PILOT) program.

Supplemental Information	26	Fourth Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands)

			Weighted Average Book	Weighted Average	Weighted Average Yield
		Book Value (1)	Value During Quarter	Yield During Quarter (2)	At End Of Quarter (3)

12/31/2021		$1,088,723	$1,119,010	7.22%	7.36%

Debt investment originations/fundings/accretion	(4)	16,615
Preferred Equity investment originations/accretion	(4)	8,937
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(6,405)
Reserves/Realized Losses		—
3/31/2022		$1,107,870	$1,101,609	7.28%	7.41%

Debt investment originations/fundings/accretion	(4)	19,289
Preferred Equity investment originations/accretion	(4)	6,921
Redemptions/Sales/Syndications/Equity Ownership/Amortization		—
Reserves/Realized Losses		—
6/30/2022		$1,134,080	$1,128,103	7.28%	7.21%

Debt investment originations/fundings/accretion	(4)	12,874
Preferred Equity investment originations/accretion	(4)	19,678
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(502,647)
Reserves/Realized Losses		—
9/30/2022		$663,985	$994,959	5.52%	6.36%

Debt investment originations/fundings/accretion	(4)	14,214
Preferred Equity investment originations/accretion	(4)	1,969
Redemptions/Sales/Syndications/Equity Ownership/Amortization		(56,888)
Reserves/Realized Losses		—
12/31/2022		$623,280	$676,268	6.62%	6.47%

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Excludes loan loss reserves and accelerated fee income resulting from early repayment.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter. Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(4) Includes funded future funding obligations, amortization of fees and discounts and paid-in-kind investment income.

Supplemental Information	27	Fourth Quarter 2022

DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value				Senior	Weighted Average	Weighted Average	Weighted Average Yield
Type of Investment	Floating rate	Fixed rate	Total		Financing	Exposure PSF (1)	Yield During Quarter (2)	At End Of Quarter (2) (3)

Mezzanine Debt	$144,056	$359,366	$503,422		$1,691,780	$799	6.55%	6.46%

Preferred Equity	—	119,858	119,858		250,000	$750	6.46%	6.55%

Balance as of 12/31/22	$144,056	$479,224	$623,280	(4)		$790	6.62%	6.47%

	Debt and Preferred Equity Maturity Profile (4)
	2023	2024	2025	2026	2027 & Thereafter
Floating Rate	$144,056	$—	$—	$—	$—
Fixed Rate	302,476	6,890	30,000	—	139,858
Sub-total	$446,532	$6,890	$30,000	$—	$139,858

(1) Net of loan loss reserves.
(2) Excludes accelerated fee income resulting from early repayment and loan loss reserves.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter, excluding accelerated fee income resulting from early repayment and loan loss reserves.
(4) The weighted average maturity of the outstanding balance is 1.43 years. Approximately 21.6% of our portfolio of investments have extension options, some of which may be subject to certain conditions for extension. The weighted average fully extended maturity of the outstanding balance is 1.87 years.

Supplemental Information	28	Fourth Quarter 2022

LARGEST DEBT AND PREFERRED EQUITY INVESTMENTS Unaudited (Dollars in Thousands, Except Per Square Foot Amounts)

	Book Value (1)	Property		Senior			Yield At End
Investment Type	12/31/2022	Type	Location	Financing	Last $ PSF (2)	Fixed/Floating	Of Quarter (3)

Mezzanine Loan	$225,367	Fee	Manhattan	$401,269	$1,074	Fixed	(4)

Preferred Equity	119,858	Multi-Family Rental	Manhattan	250,000	$750	Fixed	6.55%

Mezzanine Loan	77,109	Fee	Manhattan	283,293	$618	Fixed	14.16%

Mezzanine Loan	49,846	Office	Manhattan	275,000	$414	Floating	9.40%

Mezzanine Loan	46,884	Multi-Family Rental	Brooklyn	207,134	$416	Floating	16.80%

Mezzanine Loan	39,083	Office	Manhattan	186,084	$690	Floating	9.72%

Mezzanine Loan	30,000	Office	Manhattan	95,000	$573	Fixed	8.52%

Mezzanine Loan	20,000	Multi-Family Rental	Brooklyn	85,000	$696	Fixed	8.11%

Mezzanine Loan	8,243	Office	Manhattan	54,000	$449	Floating	17.72%

Mezzanine Loan	6,890	Office	Manhattan	105,000	$1,563	Fixed	(5)

Total	$623,280

(1) Net of unamortized fees, discounts, premiums and loan loss reserves.
(2) Reflects the last dollar of exposure to the Company's most junior position.
(3) Calculated based on GAAP income, which includes cash interest, paid-in-kind interest, fee accrual and amortization of discounts, recognized in the last month of the quarter excluding loan loss reserves.
(4) Loan was put on non-accrual in the third quarter of 2020 and continues to be on non-accrual as of December 31, 2022.
(5) Loan was put on non-accrual in the second quarter of 2020 and continues to be on non-accrual as of December 31, 2022.

Supplemental Information	29	Fourth Quarter 2022

SELECTED PROPERTY DATA Manhattan Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-22	Sep-22	Jun-22	Mar-22	Dec-21	($'s)	100%	SLG%
CONSOLIDATED PROPERTIES
"Same Store"
100 Church Street	100.0	Downtown	Fee Interest	1	1,047,500	4.4	90.3	90.1	90.1	90.1	90.1	$45,818	7.2	3.6	18
110 Greene Street	100.0	Soho	Fee Interest	1	223,600	0.9	86.1	85.0	79.0	78.5	77.1	16,452	2.6	1.3	53
125 Park Avenue	100.0	Grand Central	Fee Interest	1	604,245	2.5	95.7	95.5	95.7	95.7	99.2	45,962	7.2	3.6	25
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	215,000	0.9	100.0	100.0	100.0	100.0	100.0	18,231	2.9	1.4	7
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	1,188,000	5.0	85.0	83.5	83.9	84.1	84.8	80,559	12.7	6.3	169
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	200,000	0.8	77.1	77.1	87.5	87.5	84.2	14,311	2.3	1.1	13
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	921,000	3.8	76.6	79.2	80.7	80.7	80.7	47,744	7.5	3.7	27
555 West 57th Street	100.0	Midtown West	Fee Interest	1	941,000	3.9	96.8	97.8	100.0	99.7	99.7	53,847	8.5	4.2	9
711 Third Avenue	100.0 (1)	Grand Central North	Leasehold Interest (1)	1	524,000	2.2	94.7	94.7	94.7	94.7	94.7	35,735	5.6	2.8	22
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	692,000	2.9	86.5	83.0	79.7	81.5	82.6	42,664	6.7	3.3	42
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	1,062,000	4.4	69.3	83.3	83.4	80.9	79.8	65,087	10.3	5.1	12
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	562,000	2.3	88.1	87.0	84.9	82.3	81.2	40,301	6.4	3.2	44

Subtotal / Weighted Average				12	8,180,345	34.0%	86.0%	87.6%	87.8%	87.4%	87.5%	$506,711	79.9%	39.6%	441

"Non Same Store"
245 Park Avenue	100.0	Park Avenue	Fee Interest	1	1,782,793	7.5	83.9	91.8	N/A	N/A	N/A	$127,442	20.1	10.0	17

Subtotal / Weighted Average				1	1,782,793	7.5%	83.9%	91.8%	—	—	—	$127,442	20.1%	10.0%	17

Total / Weighted Average Consolidated Properties				13	9,963,138	41.5%	85.7%	88.4%	87.8%	87.4%	87.5%	$634,153	100.0%	49.6%	458

UNCONSOLIDATED PROPERTIES
"Same Store"
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	369,000	1.5	84.6	80.0	80.0	95.8	95.8	$30,952		1.2	5
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	354,300	1.5	96.0	92.9	92.2	90.3	89.0	31,717		1.4	39
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	2,314,000	9.7	96.4	96.4	96.4	100.0	100.0	166,939		7.8	9
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	834,000	3.5	84.2	80.4	80.0	80.0	76.3	60,820		2.4	36
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	1,219,158	5.1	95.9	94.8	95.5	96.1	94.9	130,909		5.1	38
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	526,000	2.2	84.2	83.7	82.7	83.5	87.6	35,896		1.7	37
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	1,454,000	6.1	99.9	99.9	99.5	93.6	100.0	114,175		4.6	8
1515 Broadway	56.9	Times Square	Fee Interest	1	1,750,000	7.3	99.7	99.7	99.7	99.8	99.9	131,316		5.8	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	2,048,725	8.6	91.7	91.7	91.6	91.5	95.1	143,914		2.8	21

Subtotal / Weighted Average				9	10,869,183	45.5%	94.5%	93.8%	93.7%	94.3%	95.6%	$846,638		32.8%	200

"Non Same Store"
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	1,657,198	6.9	96.8	95.1	94.1	93.5	86.6	$254,573		14.1	38
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	1,135,000	4.7	92.6	92.3	92.3	91.8	91.1	70,233		2.8	36
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	337,000	1.4	79.8	79.8	78.4	N/A	N/A	33,545		0.7	22

Subtotal / Weighted Average				3	3,129,198	13.0%	93.4%	92.4%	91.7%	92.8%	88.4%	$358,351		17.6%	96

Total / Weighted Average Unconsolidated Properties				12	13,998,381	58.5%	94.3%	93.5%	93.3%	94.0%	94.1%	$1,204,989		50.4%	296

Manhattan Operating Properties Grand Total / Weighted Average				25	23,961,519	100.0%	90.7%	91.4%	91.3%	91.5%	91.6%	$1,839,141			754
Manhattan Operating Properties Grand Total - SLG share of Annualized Rent												$1,278,993		100.0%
Manhattan Operating Properties Same Store Occupancy %					19,049,528	79.5%	90.9%	91.2%	91.2%	91.3%	92.1%
Manhattan Operating Properties Same Store Leased Occupancy %							91.2%	92.1%	92.0%	92.7%	93.0%

(1) The Company owns 50% of the fee interest.

Supplemental Information	30	Fourth Quarter 2022

SELECTED PROPERTY DATA Retail, Residential and Suburban Operating Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-22	Sep-22	Jun-22	Mar-22	Dec-21	($'s)	(SLG%)

"Same Store" Retail
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	5.4	100.0	100.0	100.0	100.0	100.0	$3,362	2.1	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	4.1	100.0	100.0	100.0	100.0	100.0	2,149	1.4	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	1.6	100.0	100.0	100.0	100.0	100.0	3,887	4.1	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	2.2	100.0	100.0	100.0	100.0	100.0	1,430	1.5	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	21.6	100.0	100.0	100.0	100.0	100.0	38,256	39.2	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	37.5	90.4	90.4	90.4	90.4	90.4	50,649	11.3	5
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	3.1	—	—	—	—	—	—	—	—
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	18.0	88.3	88.3	88.3	88.3	88.3	29,885	30.6	3
Added to Same Store in 2022
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	4.0	100.0	100.0	100.0	100.0	100.0	2,100	1.6	1

Subtotal/Weighted Average				10	312,036	97.5%	90.9%	90.9%	90.9%	90.9%	90.9%	$131,718	91.8%	15

"Non Same Store" Retail
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	2.5	100.0	100.0	100.0	100.0	100.0	$4,000	8.2	1
Subtotal/Weighted Average				1	7,848	2.5%	100.0%	100.0%	100.0%	100.0%	100.0%	$4,000	8.2%	1

Total / Weighted Average Retail Properties				11	319,884	100.0%	91.2%	91.2%	91.2%	91.2%	91.2%	$135,718	100.0%	16

Residential Properties
	Ownership			# of		Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Average Monthly Rent Per Unit (1)
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Units	Dec-22	Sep-22	Jun-22	Mar-22	Dec-21	($'s)	(SLG%)	($'s)

"Non Same Store" Residential
7 Dey Street	100.0	Lower Manhattan	Fee Interest	1	140,382	209	89.5	85.6	76.1	59.3	30.1	$11,019	100.0	$4,910
Subtotal/Weighted Average				1	140,382	209	89.5%	85.6%	76.1%	59.3%	30.1%	$11,019	100.0%	$4,910

Total / Weighted Average Residential Properties				1	140,382	209	89.5%	85.6%	76.1%	59.3%	30.1%	$11,019	100.0%	$4,910

Suburban Properties
	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-22	Sep-22	Jun-22	Mar-22	Dec-21	($'s)	(SLG%)

"Same Store"
Landmark Square	100.0	Stamford, Connecticut	Fee Interest	7	862,800	100.0	79.3	80.1	78.3	78.6	78.9	$19,560	100.0	107
Subtotal/Weighted Average				7	862,800	100.0%	79.3%	80.1%	78.3%	78.6%	78.9%	$19,560	100.0%	107

Total / Weighted Average Suburban Properties				7	862,800	100.0%	79.3%	80.1%	78.3%	78.6%	78.9%	$19,560	100.0%	107

(1) Calculated based on occupied units. Amounts in dollars.

Supplemental Information	31	Fourth Quarter 2022

SELECTED PROPERTY DATA Development / Redevelopment and Construction in Progress Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent		Gross R/E Book Value	Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-22	Sep-22	Jun-22	Mar-22	Dec-21	($'s)	(SLG%)

Development / Redevelopment
5 Times Square	31.6	Times Square	Leasehold Interest	1	1,127,931	40.9	22.5	22.5	N/A	N/A	N/A	$24,824	15.3	$949,257	2
19 East 65th Street	100.0	Plaza District	Fee Interest	1	14,639	0.5	5.5	5.5	5.5	5.5	5.5	32	0.1	12,566	1
185 Broadway	100.0	Lower Manhattan	Fee Interest		50,206	1.8	25.9	14.1	14.1	14.1	—	3,220	6.3	55,780	3
625 Madison Avenue	100.0	Plaza District	Leasehold Interest	1	563,000	20.4	18.1	18.1	25.8	25.8	25.2	13,180	25.7	325,935	17
750 Third Avenue	100.0	Grand Central North	Fee Interest	1	780,000	28.5	24.0	24.7	23.2	21.8	34.0	13,251	25.8	354,659	22
885 Third Avenue	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	218,796	7.9	76.5	N/A	N/A	N/A	N/A	13,752	26.8	107,866	13
Total / Weighted Average Development / Redevelopment Properties				5	2,754,572	100.0%	26.3%	21.9%	23.7%	23.0%	29.0%	$68,259	100.0%	$1,806,063	58

Construction in Progress
							Future Equity
					Equity Contributed		Contributions			Financing		Total
Building Address	Usable	Ownership	Estimated	Percentage								Development
	Sq. Feet	Interest (%)	TCO (1)	Leased	Company	Partners	Company		Partners	Drawn	Available	Budget (2)

15 Beekman (3)	221,884	20.0	Q3 2023 (3)	100.0	$13,510	$54,040	$5,392		$21,568	$86,738	$38,262	$219,510
One Madison	1,396,426	25.5	Q4 2023	56.6	276,092	183,794	—	(4)	577,363	467,008	782,992	2,287,249
760 Madison	58,574	100.0	Q3 2023 (5)	(6)	351,542	—	105,203		—	—	—	456,745

Total Construction In Progress					$641,144	$237,834	$110,595		$598,931	$553,746	$821,254	$2,963,504

(1) Temporary Certificate of Occupancy.
(2) Includes fees payable to SL Green, as applicable.
(3) The space is 100% leased to Pace University for 30 years. The academic space was delivered in Q4 2022. The dormitory space is estimated to be delivered in Q3 2023.
(4) The Partners future equity contribution is payable at TCO. The Company's Equity Contributed is shown net of this funding.
(5) Reflects estimated turn over of retail space to retail tenant.
(6) The flagship retail space, which is comprised of 22,648 square feet, is 100% leased to Giorgio Armani for 15 years.

Supplemental Information	32	Fourth Quarter 2022

SELECTED PROPERTY DATA Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of		% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet	Sq. Feet	Dec-22	Sep-22	Jun-22	Mar-22	Dec-21	($'s)	100%	SLG%

HIGH STREET RETAIL - Consolidated Properties
690 Madison Avenue	100.0	Plaza District	Fee Interest	1	7,848	0.5	100.0	100.0	100.0	100.0	100.0	$4,000	1.5	2.7	1
719 Seventh Avenue	75.0	Times Square	Fee Interest	1	10,040	0.7	—	—	—	—	—	—	—	—	—

Subtotal / Weighted Average				2	17,888	1.2%	43.9%	43.9%	43.9%	43.9%	43.9%	$4,000	1.5%	2.7%	1

HIGH STREET RETAIL - Unconsolidated Properties
11 West 34th Street	30.0	Herald Square/Penn Station	Fee Interest	1	17,150	1.1	100.0	100.0	100.0	100.0	100.0	$3,362	1.3	0.7	1
21 East 66th Street	32.3	Plaza District	Fee Interest	1	13,069	0.9	100.0	100.0	100.0	100.0	100.0	2,149	0.8	0.5	1
85 Fifth Avenue	36.3	Midtown South	Fee Interest	1	12,946	0.9	100.0	100.0	100.0	100.0	100.0	2,100	0.8	0.5	1
115 Spring Street	51.0	Soho	Fee Interest	1	5,218	0.3	100.0	100.0	100.0	100.0	100.0	3,887	1.5	1.3	1
121 Greene Street	50.0	Soho	Fee Interest	1	7,131	0.5	100.0	100.0	100.0	100.0	100.0	1,430	0.5	0.5	2
650 Fifth Avenue	50.0	Plaza District	Leasehold Interest	1	69,214	4.6	100.0	100.0	100.0	100.0	100.0	38,256	14.3	12.9	1
717 Fifth Avenue	10.9	Midtown/Plaza District	Fee Interest	1	119,550	8.0	90.4	90.4	90.4	90.4	90.4	50,649	18.9	3.6	5
1552-1560 Broadway	50.0	Times Square	Fee Interest	2	57,718	3.9	88.3	88.3	88.3	88.3	88.3	29,885	11.2	10.1	3

Subtotal / Weighted Average				9	301,996	20.2%	94.0%	94.0%	94.0%	94.0%	94.0%	$131,718	49.3%	30.1%	15

Total / Weighted Average Prime Retail				11	319,884	21.4%	91.2%	91.2%	91.2%	91.2%	91.2%	$135,718	50.8%	32.8%	16

OTHER RETAIL - Consolidated Properties
100 Church Street	100.0	Downtown	Fee Interest	1	61,708	4.1	96.2	92.8	92.8	92.8	92.8	$3,790	1.4	2.6	9
110 Greene Street	100.0	Soho	Fee Interest	1	16,121	1.1	100.0	100.0	100.0	94.8	94.8	4,273	1.6	2.9	3
125 Park Avenue	100.0	Grand Central	Fee Interest	1	32,124	2.1	100.0	100.0	100.0	100.0	100.0	4,676	1.7	3.1	6
185 Broadway (1)	100.0	Lower Manhattan	Fee Interest	1	16,413	1.1	74.5	43.1	43.1	43.1	—	3,220	1.2	2.2	3
245 Park Avenue	100.0	Park Avenue	Fee Interest	1	37,220	2.5	50.7	50.7	N/A	N/A	N/A	1,110	0.4	0.7	3
304 Park Avenue South	100.0	Midtown South	Fee Interest	1	25,330	1.7	100.0	100.0	100.0	100.0	100.0	3,518	1.3	2.4	5
420 Lexington Ave (Graybar)	100.0	Grand Central North	Leasehold Interest	1	54,026	3.6	100.0	95.8	95.8	95.8	95.8	5,336	2.0	3.7	6
461 Fifth Avenue	100.0	Midtown	Fee Interest	1	17,114	1.1	15.9	15.9	15.9	15.9	15.9	903	0.3	0.6	1
485 Lexington Avenue	100.0	Grand Central North	Fee Interest	1	41,701	2.8	100.0	100.0	100.0	100.0	100.0	5,666	2.2	3.8	8
555 West 57th Street	100.0	Midtown West	Fee Interest	1	53,186	3.6	100.0	100.0	100.0	100.0	100.0	2,999	1.1	2.0	2
625 Madison Avenue (1)	100.0	Plaza District	Leasehold Interest	1	78,489	5.2	77.6	77.6	84.7	84.7	79.0	10,064	3.8	6.8	14
711 Third Avenue	100.0	Grand Central North	Leasehold Interest	1	25,639	1.7	100.0	100.0	100.0	100.0	100.0	3,268	1.2	2.2	3
750 Third Avenue (1)	100.0	Grand Central North	Fee Interest	1	24,827	1.7	47.5	47.5	47.5	47.5	53.2	1,671	0.6	1.1	5
810 Seventh Avenue	100.0	Times Square	Fee Interest	1	18,207	1.2	98.6	98.6	98.6	98.6	98.6	4,372	1.6	2.9	3
885 Third Avenue (1)	100.0	Midtown / Plaza District	Fee / Leasehold Interest	1	12,403	0.8	64.2	64.2	64.2	64.2	97.4	451	0.2	0.3	1
1185 Avenue of the Americas	100.0	Rockefeller Center	Leasehold Interest	1	50,494	3.4	85.1	97.9	100.0	100.0	100.0	4,224	1.6	2.8	3
1350 Avenue of the Americas	100.0	Rockefeller Center	Fee Interest	1	17,797	1.2	100.0	100.0	100.0	100.0	100.0	2,556	1.0	1.7	6

Subtotal / Weighted Average				17	582,799	38.9%	85.9%	85.4%	89.0%	88.8%	87.7%	$62,097	23.2%	41.8%	81
(1) Redevelopment properties.

Supplemental Information	33	Fourth Quarter 2022

SELECTED PROPERTY DATA - CONTINUED Retail Within Operating and Development / Redevelopment Properties Unaudited (Dollars in Thousands)

	Ownership			# of			% of Total	Occupancy % (Commenced Leases)					Annualized Contractual Cash Rent			Total Tenants
Properties	Interest (%)	SubMarket	Ownership	Bldgs	Square Feet		Sq. Feet	Dec-22	Sep-22	Jun-22	Mar-22	Dec-21	($'s)	100%	SLG%

OTHER RETAIL - Unconsolidated Properties
One Vanderbilt Avenue	71.0	Grand Central	Fee Interest	1	34,885		2.3	91.6	86.6	86.6	86.3	86.3	$4,947	1.9	2.4	6
2 Herald Square	51.0	Herald Square	Leasehold Interest	1	94,531		6.3	40.6	23.3	23.3	83.2	83.2	9,470	3.5	3.3	3
5 Times Square (1)	31.6	Times Square	Leasehold Interest	1	41,238		2.8	35.9	35.9	N/A	N/A	N/A	2,252	0.8	0.5	1
10 East 53rd Street	55.0	Plaza District	Fee Interest	1	38,657		2.6	100.0	100.0	100.0	100.0	100.0	3,876	1.5	1.4	3
11 Madison Avenue	60.0	Park Avenue South	Fee Interest	1	38,800		2.6	96.4	97.7	97.7	97.7	97.7	3,416	1.3	1.4	4
100 Park Avenue	50.0	Grand Central South	Fee Interest	1	40,022		2.7	97.1	99.6	93.1	93.1	100.0	3,520	1.3	1.2	7
220 East 42nd Street	51.0	Grand Central	Fee Interest	1	33,866		2.3	100.0	100.0	100.0	85.0	82.2	2,248	0.8	0.8	5
280 Park Avenue	50.0	Park Avenue	Fee Interest	1	28,219		1.9	93.9	100.0	100.0	100.0	100.0	1,615	0.6	0.5	2
450 Park Avenue	25.1	Park Avenue	Fee Interest	1	6,317		0.4	100.0	100.0	100.0	N/A	N/A	1,283	0.5	0.2	1
800 Third Avenue	60.5	Grand Central North	Fee Interest	1	9,900		0.7	100.0	100.0	100.0	100.0	100.0	1,928	0.7	0.8	2
919 Third Avenue	51.0	Grand Central North	Fee Interest	1	31,004		2.1	98.9	98.9	81.4	98.9	98.9	3,862	1.4	1.3	4
1515 Broadway	56.9	Times Square	Fee Interest	1	185,956		12.3	97.7	97.7	97.7	98.5	100.0	29,980	11.3	11.4	7
Worldwide Plaza	25.0	Westside	Fee Interest	1	10,592	(2)	0.7	78.5	78.5	78.5	78.5	78.5	1,097	0.4	0.2	6

Subtotal / Weighted Average				13	593,987		39.7%	83.7%	81.2%	83.1%	93.7%	94.5%	$69,494	26.0%	25.4%	51

Total / Weighted Average Other Retail				30	1,176,786		78.6%	84.8%	83.3%	86.0%	91.2%	91.1%	$131,591	49.2%	67.2%	132

Retail Grand Total / Weighted Average				41	1,496,670		100.0%	86.2%	85.0%	87.2%	91.2%	91.1%	$267,309	100.0%		148
Retail Grand Total - SLG share of Annualized Rent													$148,598		100.0%

(1) Redevelopment properties.
(2) Excludes the theater, parking garage, fitness gym and other amenity space totaling 241,371 square feet.

Supplemental Information	34	Fourth Quarter 2022

LARGEST TENANTS BY SLG SHARE OF ANNUALIZED CASH RENT Unaudited (Dollars in Thousands Except Per SF)

		Ownership Interest %	Lease Expiration (1)	Total Rentable Square Feet	Annualized Contractual Cash Rent ($)	SLG Share of Annualized Contractual Cash Rent ($)	% of SLG Share of Annualized Contractual Cash Rent (2)	Annualized Contractual Rent PSF		Credit Rating (3)
Tenant Name	Property
Paramount Global	1515 Broadway	56.9	Jun 2031	1,603,126	$101,312	$57,748	4.1%	$63.20
	555 West 57th Street	100.0	Dec 2023	317,851	16,881	16,880	1.2%	53.11
	1515 Broadway	56.9	Mar 2028	9,106	2,062	1,176	0.1%	226.48
	Worldwide Plaza	25.0	Jan 2027	32,598	2,525	630	—%	77.46
				1,962,681	$122,780	$76,434	5.4%	$62.56		BBB

Credit Suisse Securities (USA), Inc.	11 Madison Avenue	60.0	May 2037	1,184,762	$75,380	$45,228	3.2%	$63.62		A-
Sony Corporation	11 Madison Avenue	60.0	Jan 2031	578,791	$50,205	$30,123	2.1%	$86.74		A
Debevoise & Plimpton, LLP	919 Third Avenue	51.0	Feb 2023	527,433	$46,826	$23,881	1.7%	$88.78

TD Bank US Holding Company	One Vanderbilt Avenue	71.0	Jul 2041	193,159	$24,837	$17,637	1.3%	$128.59	(4)
	One Vanderbilt Avenue	71.0	Aug 2041	6,843	3,217	2,284	0.2%	470.04
	125 Park Avenue	100.0	Oct 2023	6,234	2,027	2,027	0.1%	325.12
	125 Park Avenue	100.0	Oct 2030	26,536	1,824	1,824	0.1%	68.72
				232,772	$31,905	$23,772	1.7%	$137.06		AA-

Carlyle Investment Management LLC	One Vanderbilt Avenue	71.0	Sep 2036	194,702	$32,471	$23,058	1.6%	$166.77	(4)	A-
The City of New York	100 Church Street	100.0	Mar 2034	510,007	$20,622	$20,622	1.5%	$40.43		Aa2
King & Spalding	1185 Avenue of the Americas	100.0	Oct 2025	218,275	$20,573	$20,573	1.5%	$94.25

Metro-North Commuter Railroad Company	420 Lexington Avenue	100.0	Nov 2034	344,873	$20,058	$20,058	1.5%	$58.16
	420 Lexington Avenue	100.0	Jan 2027	7,537	444	444	—%	58.89
				352,410	$20,502	$20,502	1.5%	$58.18	(4)	A3

WME IMG, LLC	304 Park Avenue	100.0	Apr 2028	174,069	$13,477	$13,477	1.0%	$77.42
	11 Madison Avenue	60.0	Sep 2030	104,618	10,358	6,215	0.4%	99.01
				278,687	$23,835	$19,692	1.4%	$85.52

Nike Retail Services, Inc.	650 Fifth Avenue	50.0	Jan 2033	69,214	$38,256	$19,128	1.4%	$552.72		AA-
Bloomberg L.P.	919 Third Avenue	51.0	Feb 2029	557,208	$35,903	$18,311	1.3%	$64.43
Ares Management LLC	245 Park Avenue	100.0	May 2026	175,042	$17,777	$17,777	1.3%	$101.56		BBB+
Cravath, Swaine & Moore LLP	Worldwide Plaza	25.0	Aug 2024	617,135	$70,102	$17,490	1.2%	$113.59
Cooperatieve Rabobank UA	245 Park Avenue	100.0	Sep 2026	109,657	$16,844	$16,844	1.2%	$153.61		A+

McDermott Will & Emery LLP	One Vanderbilt Avenue	71.0	Dec 2042	146,642	$23,309	$16,551	1.2%	$158.95
	420 Lexington Avenue	100.0	Oct 2026	10,043	615	615	—%	61.25
				156,685	$23,924	$17,166	1.2%	$152.69

The Toronto Dominion Bank	One Vanderbilt Avenue	71.0	Mar 2042	142,892	$18,757	$13,320	0.9%	$131.27	(4)
	125 Park Avenue	100.0	Oct 2041	52,450	3,476	3,476	0.3%	66.27
				195,342	$22,233	$16,796	1.2%	$133.82		AA-

Stone Ridge Holdings Group LP	One Vanderbilt Avenue	71.0	Dec 2037	97,652	$21,428	$15,216	1.1%	$219.43	(4)
Hess Corp	1185 Avenue of the Americas	100.0	Dec 2027	167,169	$15,101	$15,101	1.1%	$90.34		BBB-
BMW of Manhattan, Inc.	555 West 57th Street	100.0	Jul 2032	226,556	$12,737	$12,737	0.9%	$56.22		A

Total				8,412,180	$719,404	$470,451	33.5%	$85.52
(1) Expiration of current lease term and does not reflect extension options.
(2) SLG Share of Annualized Cash Rent includes Manhattan, Suburban, Retail, Residential and Development / Redevelopment properties.
(3) Corporate or bond rating from S&P, Fitch or Moody's.
(4) Tenant pays rent on a net basis. Rent PSF reflects gross equivalent.

Supplemental Information	35	Fourth Quarter 2022

MANHATTAN TENANT DIVERSIFICATION Unaudited

Supplemental Information	36	Fourth Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Available Space Unaudited

Activity	Building Address	# of Leases	Square Feet (1)	Rentable SF	Escalated Rent/Rentable SF ($'s) (2)

Available Space at 9/30/22			2,102,945

Space which became available during the Quarter (3):
Office
	100 Park Avenue	1	3,057	3,208	$92.64
	110 Greene Street	2	8,898	8,898	72.05
	125 Park Avenue	1	1,595	1,548	77.90
	245 Park Avenue	3	140,615	134,310	123.73
	280 Park Avenue	1	9,732	7,560	99.32
	420 Lexington Avenue	8	15,371	20,243	68.93
	485 Lexington Avenue	4	45,114	46,349	72.48
	555 West 57th Street	1	8,893	8,893	39.31
	800 Third Avenue	1	6,204	6,236	81.15
	1185 Avenue of the Americas	1	133,728	133,728	90.58
	1350 Avenue of the Americas	3	6,291	6,308	77.94
	Total/Weighted Average	26	379,498	377,281	$97.13

Retail
	11 Madison Avenue	1	635	496	$102.78
	100 Park Avenue	1	1,000	1,000	47.71
	280 Park Avenue	2	1,722	1,722	395.38
	304 Park Avenue South	1	1,593	1,716	233.09
	1185 Avenue of the Americas	2	21,212	21,212	171.46
	Total/Weighted Average	7	26,162	26,146	$184.22

Storage
	420 Lexington Avenue	1	198	198	$28.45
	1185 Avenue of the Americas	3	7,864	7,777	54.36
	Total/Weighted Average	4	8,062	7,975	$53.72

	Total Space which became available during the quarter
	Office	26	379,498	377,281	$97.13
	Retail	7	26,162	26,146	$184.22
	Storage	4	8,062	7,975	$53.72
		37	413,722	411,402	$101.82

	Total Available Space		2,516,667

(1) Represents the rentable square footage at the time the property was acquired.
(2) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(3) Includes expiring space, relocating tenants and move-outs where tenants vacated. Excludes lease expirations where tenants heldover.

Supplemental Information	37	Fourth Quarter 2022

LEASING ACTIVITY - MANHATTAN OPERATING PROPERTIES Commenced Leasing Unaudited

Activity	Building Address	# of Leases	Term (Yrs)	Square Feet (1)	Rentable SF	New Cash Rent / Rentable SF (2)	Prev. Escalated Rent/ Rentable SF (3)	TI / Rentable SF	Free Rent # of Months

Available Space				2,516,667

Office
	One Vanderbilt Avenue	2	9.8	25,978	25,923	$177.41	$—	$132.01	12.0
	10 East 53rd Street	2	9.4	11,140	11,397	84.80	85.42	97.88	8.1
	100 Park Avenue	1	12.6	35,824	40,139	67.00	88.11	146.53	16.0
	110 Greene Street	4	4.6	11,005	11,004	81.96	67.96	21.39	4.3
	125 Park Avenue	2	7.0	2,703	2,710	62.86	80.97	45.62	7.3
	220 East 42nd Street	1	5.4	3,082	3,082	58.00	—	162.54	5.0
	280 Park Avenue	3	9.8	25,236	26,819	108.67	113.60	161.43	9.3
	420 Lexington Avenue	12	5.4	31,133	39,346	61.37	67.58	42.05	3.3
	485 Lexington Avenue	2	6.0	21,004	21,289	67.35	77.25	30.12	6.0
	800 Third Avenue	2	3.3	8,838	8,946	64.49	81.15	3.49	3.0
	810 Seventh Avenue	3	5.5	23,829	21,078	55.90	—	25.29	4.4
	1350 Avenue of the Americas	4	6.7	12,524	12,518	86.73	85.78	76.22	5.4
	Total/Weighted Average	38	8.0	212,296	224,251	$85.21	$87.34	$86.61	8.1

Retail
	One Vanderbilt Avenue	1	15.0	1,734	2,288	$65.56	$—	$—	—
	100 Church Street	1	15.6	2,128	2,128	126.88	—	70.49	7.0
	304 Park Avenue South	1	15.5	1,593	1,715	192.42	233.23	43.73	6.0
	420 Lexington Avenue	1	10.7	1,600	1,851	278.23	—	162.07	8.0
	1185 Avenue of the Americas	1	10.5	14,500	27,527	35.16	33.84	9.08	6.0
	2 Herald Square	1	10.3	17,064	16,343	122.38	258.37	216.30	6.0
	Total/Weighted Average	6	11.0	38,619	51,852	$81.63	$121.84	$83.12	5.8

Storage
	110 Greene Street	1	2.7	170	172	$25.00	$—	$—	—
	220 East 42nd Street	1	0.3	1,040	1,081	25.00	—	—	—
	420 Lexington Avenue	2	10.4	209	236	30.81	—	—	4.3
	Total/Weighted Average	4	2.2	1,419	1,489	$25.92	$—	$—	0.7

Leased Space
	Office (4)	38	8.0	212,296	224,251	$85.21	$87.34	$86.61	8.1
	Retail	6	11.0	38,619	51,852	$81.63	$121.84	$83.12	5.8
	Storage	4	2.2	1,419	1,489	$25.92	$—	$—	0.7
	Total	48	8.5	252,334	277,592	$84.23	$96.16	$85.49	7.7

Total Available Space as of 12/31/2022				2,264,333
Early Renewals
Office
	10 East 53rd Street	1	3.4	4,007	4,750	$78.00	$63.29	$—	—
	100 Park Avenue	1	10.8	40,488	45,245	65.00	65.94	100.00	10.0
	220 East 42nd Street	1	10.6	29,787	30,030	60.00	62.41	20.00	7.0
	800 Third Avenue	1	11.2	15,964	16,045	69.00	90.96	70.00	14.0
	Total/Weighted Average	4	10.4	90,246	96,070	$64.75	$68.88	$65.04	9.2

Retail
	800 Third Avenue	1	3.0	3,100	2,800	$125.00	$280.00	$—	—
	Worldwide Plaza	1	5.0	1,812	1,913	101.16	105.66	—	—
	Total/Weighted Average	2	3.8	4,912	4,713	$115.32	$209.24	$—	—

Storage
	100 Park Avenue	1	10.8	1,805	1,805	$35.00	$31.00	$—	10.0
	220 East 42nd Street	1	10.6	283	290	39.57	41.56	—	—
	Total/Weighted Average	2	10.8	2,088	2,095	$35.63	$32.46	$—	8.6

Renewals
	Early Renewals Office	4	10.4	90,246	96,070	$64.75	$68.88	$65.04	9.2
	Early Renewals Retail	2	3.8	4,912	4,713	$115.32	$209.24	$—	—
	Early Renewals Storage	2	10.8	2,088	2,095	$35.63	$32.46	$—	8.6
	Total	8	10.1	97,246	102,878	$66.47	$74.57	$60.73	8.8

(1) Represents the rentable square footage at the time the property was acquired.
(2) Annual initial base rent.
(3) Escalated cash rent includes base rent plus all additional amounts paid by the tenant in the form of real estate taxes, operating expenses, porters wage or a consumer price index (CPI) adjustment, excluding concessions.
(4) Average starting office rent excluding new tenants replacing vacancies is $77.64/rsf for 132,777 rentable SF.
Average starting office rent for office space (leased and early renewals, excluding new tenants replacing vacancies) is $72.23/rsf for 228,847 rentable SF.

Supplemental Information	38	Fourth Quarter 2022

LEASE EXPIRATIONS - MANHATTAN OPERATING PROPERTIES Office, Retail and Storage Leases Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
Wholly-Owned and Consolidated JV Properties

2022 (4)	13	53,301	53,301	0.6%	$4,079,391	$4,079,391	$76.53	$69.29

1st Quarter 2023	12	161,834	161,834	1.8%	13,445,071	13,445,071	83.08	83.87
2nd Quarter 2023	18	150,621	150,621	1.7%	11,880,107	11,880,107	78.87	75.01
3rd Quarter 2023	21	210,174	210,174	2.3%	10,045,563	10,045,563	47.80	81.88
4th Quarter 2023	21	411,436	411,436	4.6%	25,311,876	25,311,876	61.52	66.25

Total 2023	72	934,065	934,065	10.4%	$60,682,617	$60,682,617	$64.97	$74.23

2024	57	449,778	449,778	5.0%	$26,549,129	$26,549,129	$59.03	$56.77
2025	62	497,644	497,644	5.6%	43,715,047	43,715,047	87.84	70.36
2026	48	1,068,123	1,068,123	11.9%	87,743,733	87,743,733	82.15	76.49
2027	56	718,866	718,866	8.0%	57,264,515	57,264,515	79.66	70.68
2028	33	661,497	661,497	7.4%	48,905,505	48,905,505	73.93	70.06
2029	21	400,505	400,505	4.5%	27,172,272	27,172,272	67.85	63.50
2030	21	801,723	801,723	9.0%	54,260,411	54,260,411	67.68	66.24
2031	16	474,630	474,630	5.3%	34,630,194	34,630,194	72.96	77.71
Thereafter	62	2,885,420	2,885,420	32.3%	189,149,932	189,149,932	65.55	66.89
Grand Total	461	8,945,552	8,945,552	100.0%	$634,152,746	$634,152,746	$70.89	$69.40

Unconsolidated JV Properties

2022 (4)	5	53,011	27,484	0.4%	$3,872,976	$2,067,957	$73.06	$68.96

1st Quarter 2023	7	468,045	244,027	3.5%	38,824,470	20,128,179	82.95	70.54
2nd Quarter 2023	3	26,097	8,554	0.2%	2,298,635	717,203	88.08	82.75
3rd Quarter 2023	6	51,515	26,738	0.4%	5,701,294	3,149,697	110.67	99.92
4th Quarter 2023	8	126,298	63,987	0.9%	12,818,602	6,476,292	101.49	76.94

Total 2023	24	671,955	343,306	5.0%	$59,643,001	$30,471,371	$88.76	$74.47

2024	30	1,014,470	332,950	7.6%	$112,022,038	$36,507,066	$110.42	$79.55
2025	26	425,848	219,134	3.2%	41,695,535	21,466,806	97.91	85.76
2026	35	587,690	256,568	4.4%	63,670,124	28,178,069	108.34	91.64
2027	26	283,795	111,498	2.1%	38,193,157	16,036,942	134.58	110.46
2028	30	294,902	163,730	2.2%	32,090,762	18,061,548	108.82	104.10
2029	17	884,966	435,246	6.6%	66,377,729	31,926,446	75.01	75.37
2030	18	455,760	254,169	3.4%	45,619,919	25,585,465	100.10	89.52
2031	23	2,802,003	1,535,533	21.0%	205,840,767	111,413,940	73.46	76.24
Thereafter	76	5,869,628	3,202,259	44.1%	535,962,560	314,835,803	91.31	97.11
Grand Total	310	13,344,028	6,881,877	100.0%	$1,204,988,568	$636,551,413	$90.30	$88.27

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to December 31, 2022.

Supplemental Information	39	Fourth Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Wholly-Owned and Consolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2022 (4)	—	—	—	—%	$—	$—	$—	$—
2023	—	—	—	—%	—	—	—	—
2024	1	7,848	7,848	100.0%	4,000,000	4,000,000	509.68	399.48
2025	—	—	—	—%	—	—	—	—
2026	—	—	—	—%	—	—	—	—
2027	—	—	—	—%	—	—	—	—
2028	—	—	—	—%	—	—	—	—
2029	—	—	—	—%	—	—	—	—
2030	—	—	—	—%	—	—	—	—
2031	—	—	—	—%	—	—	—	—
Thereafter	—	—	—	—%	—	—	—	—
	1	7,848	7,848	100.0%	$4,000,000	$4,000,000	$509.68	$399.48
Vacancy (5)		10,040						$268.92
Grand Total		17,888						$326.20

Other Retail
2022 (4)	2	14,507	14,507	2.9%	$1,397,055	$1,397,055	$96.30	$81.63
2023	10	37,849	37,849	7.5%	8,640,036	8,640,036	228.28	241.52
2024	2	4,660	4,660	0.9%	1,151,198	1,151,198	247.04	119.00
2025	4	29,597	29,597	5.8%	4,433,704	4,433,704	149.80	100.72
2026	6	11,481	11,481	2.3%	1,181,368	1,181,368	102.90	90.14
2027	6	29,485	29,485	5.8%	4,351,970	4,351,970	147.60	104.94
2028	4	8,195	8,195	1.6%	1,552,751	1,552,751	189.48	156.83
2029	4	27,702	27,702	5.5%	2,453,901	2,453,901	88.58	86.47
2030	6	49,798	49,798	9.8%	7,613,246	7,613,246	152.88	126.14
2031	5	18,533	18,533	3.7%	2,057,090	2,057,090	111.00	84.23
Thereafter	32	275,919	275,919	54.2%	27,264,549	27,264,549	98.81	88.07
	81	507,726	507,726	100.0%	$62,096,868	$62,096,868	$122.30	$105.99
Vacancy (5)		81,361						$113.56
Grand Total		589,087						$107.04

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to December 31, 2022.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	40	Fourth Quarter 2022

LEASE EXPIRATIONS Retail Leases Within Operating and Development / Redevelopment Properties Unconsolidated JV's Unaudited

Year of Lease Expiration	Number of Expiring Leases (1)	Rentable Square Footage of Expiring Leases	SLG Share Rentable Square Footage of Expiring Leases	Percentage of Total Sq. Ft.	Annualized Contractual Cash Rent of Expiring Leases	SLG Share Annualized Contractual Cash Rent of Expiring Leases	Annualized Contractual Cash Rent Per Square Foot of Expiring Leases $/psf (2)	Current Weighted Average Asking Rent $/psf (3)
High Street Retail
2022 (4)	1	3,600	393	1.3%	$233,376	$25,485	$64.83	$85.00
2023	4	54,711	7,634	20.1%	26,040,874	3,302,628	475.97	296.03
2024	2	12,299	6,150	4.5%	6,552,516	3,276,258	532.77	703.31
2025	—	—	—	—%	—	—	—	—
2026	4	74,424	12,346	27.3%	33,022,978	5,805,412	443.71	282.98
2027	1	3,655	399	1.3%	749,507	81,846	205.06	102.98
2028	—	—	—	—%	—	—	—	—
2029	1	31,174	15,587	11.4%	22,112,797	11,056,398	709.33	375.97
2030	1	2,625	1,313	1.0%	650,004	325,002	247.62	247.62
2031	—	—	—	—%	—	—	—	—
Thereafter	3	90,246	43,325	33.1%	42,355,644	20,889,492	469.34	440.71
	17	272,734	87,147	100.0%	$131,717,696	$44,762,521	$482.95	$362.01
Vacancy (5)		11,432						$82.39
Grand Total		284,166						$350.76

Other Retail
2022 (4)	1	7,100	4,296	1.4%	$1,144,732	$692,563	$161.23	$100.00
2023	1	14,513	4,579	2.9%	2,252,356	710,618	155.20	172.26
2024	5	7,261	2,939	1.5%	721,774	317,009	99.40	80.64
2025	—	—	—	—%	—	—	—	—
2026	3	20,560	11,166	4.2%	10,583,455	5,958,522	514.76	346.81
2027	5	23,256	11,855	4.7%	11,625,876	6,417,333	499.91	401.93
2028	6	35,258	18,073	7.1%	4,804,631	2,528,359	136.27	132.88
2029	7	63,172	32,185	12.8%	6,176,195	2,960,456	97.77	89.89
2030	2	11,970	6,811	2.4%	6,534,155	3,717,934	545.88	304.49
2031	4	35,169	17,636	7.3%	8,551,060	4,372,261	243.14	229.45
Thereafter	17	274,951	157,480	55.7%	17,100,195	10,064,024	62.19	67.25
	51	493,210	267,020	100.0%	$69,494,429	$37,739,079	$140.90	$123.36
Vacancy (5)		95,665						$302.16
Grand Total		588,875						$152.41

(1) Tenants may have multiple leases.
(2) Represents in place annualized contractual cash rent allocated by year of expiration.
(3) Management's estimate of average asking rents for currently occupied space as of December 31, 2022. Taking rents are typically lower than asking rents and may vary from property to property.
(4) Includes month to month holdover tenants that expired prior to December 31, 2022.
(5) Includes square footage of leases signed but not yet commenced.

Supplemental Information	41	Fourth Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2022
2001 - 2022 Acquisitions
Jun-01	317 Madison Avenue	Grand Central	100.0%	Fee Interest	450,000	$105,600	95.0	N/A
Sep-01	1250 Broadway	Penn Station	49.9	Fee Interest	670,000	126,500	97.7	N/A
May-02	1515 Broadway	Times Square	55.0	Fee Interest	1,750,000	483,500	98.0	99.7
Feb-03	220 East 42nd Street	Grand Central	100.0	Fee Interest	1,135,000	265,000	91.9	92.6
Mar-03	125 Broad Street	Downtown	100.0	Fee Interest	525,000	92,000	100.0	N/A
Oct-03	461 Fifth Avenue	Midtown	100.0	Leasehold Interest	200,000	60,900	93.9	77.1
Dec-03	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,000,000	98.8	N/A
Mar-04	19 West 44th Street	Midtown	35.0	Fee Interest	292,000	67,000	86.0	N/A
Jul-04	750 Third Avenue	Grand Central	100.0	Fee Interest	779,000	255,000	100.0	24.0
Jul-04	485 Lexington Avenue	Grand Central	30.0	Fee Interest	921,000	225,000	100.0	76.6
Oct-04	625 Madison Avenue	Plaza District	100.0	Leasehold Interest	563,000	231,500	68.0	18.1
Feb-05	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	105,000	87.0	N/A
Apr-05	1 Madison Avenue	Park Avenue South	55.0	Fee Interest	1,177,000	803,000	96.0	—
Apr-05	5 Madison Avenue Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	115,000	N/A	N/A
Jun-05	19 West 44th Street	Midtown	65.0	Fee Interest	—	91,200	92.2	N/A
Mar-06	521 Fifth Avenue	Midtown	100.0	Leasehold Interest	460,000	210,000	97.0	N/A
Jun-06	609 Fifth Avenue	Midtown	100.0	Fee Interest	160,000	182,000	98.5	N/A
Dec-06	485 Lexington Avenue	Grand Central	70.0	Fee Interest	—	578,000	90.5	76.6
Dec-06	800 Third Avenue	Grand Central North	43.0	Fee Interest	526,000	285,000	96.9	84.2
Jan-07	Reckson - NYC Portfolio	Various	100.0	Fee Interests / Leasehold Interest	5,612,000	3,679,530	98.3	87.1
Apr-07	331 Madison Avenue	Grand Central	100.0	Fee Interest	114,900	73,000	97.6	N/A
Apr-07	1745 Broadway	Midtown	32.3	Leasehold Interest	674,000	520,000	100.0	N/A
Jun-07	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	183,000	100.0	N/A
Aug-07	1 Madison Avenue	Park Avenue South	45.0	Fee Interest	1,177,000	1,000,000	99.8	—
Dec-07	388 & 390 Greenwich Street	Downtown	50.6	Fee Interest	2,635,000	1,575,000	100.0	N/A
Jan-10	100 Church Street	Downtown	100.0	Fee Interest	1,047,500	181,600	41.3	90.3
May-10	600 Lexington Avenue	Grand Central North	55.0	Fee Interest	303,515	193,000	93.6	N/A
Aug-10	125 Park Avenue	Grand Central	100.0	Fee Interest	604,245	330,000	99.1	95.7
Jan-11	521 Fifth Avenue	Midtown	49.9	Leasehold Interest	460,000	245,700	80.7	N/A
Apr-11	1515 Broadway	Times Square	45.0	Fee Interest	1,750,000	1,210,000	98.5	99.7
May-11	110 East 42nd Street	Grand Central	100.0	Fee Interest	205,000	85,570	72.6	N/A
May-11	280 Park Avenue	Park Avenue	49.5	Fee Interest	1,219,158	1,110,000	78.2	95.9
Nov-11	180 Maiden Lane	Financial East	49.9	Fee Interest	1,090,000	425,680	97.7	N/A
Nov-11	51 East 42nd Street	Grand Central	100.0	Fee Interest	142,000	80,000	95.5	N/A
Feb-12	10 East 53rd Street	Plaza District	55.0	Fee Interest	354,300	252,500	91.9	96.0
Jun-12	304 Park Avenue South	Midtown South	100.0	Fee Interest	215,000	135,000	95.8	100.0
Sep-12	641 Sixth Avenue	Midtown South	100.0	Fee Interest	163,000	90,000	92.1	N/A
Dec-12	315 West 36th Street	Times Square South	35.5	Fee Interest	147,619	46,000	99.2	N/A
May-14	388 & 390 Greenwich Street	Downtown	49.4	Fee Interest	2,635,000	1,585,000	100.0	N/A
Jul-15	110 Greene Street	Soho	90.0	Fee Interest	223,600	255,000	84.0	86.1
Aug-15	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	4,650	100.0	N/A
Aug-15	11 Madison Avenue	Park Avenue South	100.0	Fee Interest	2,314,000	2,285,000	71.6	96.4
Dec-15	600 Lexington Avenue	Grand Central North	45.0	Fee Interest	303,515	284,000	95.5	N/A
Oct-17	Worldwide Plaza	Westside	24.4	Fee Interest	2,048,725	1,725,000	100.0	91.7
May-18	2 Herald Square	Herald Square	100.0	Leasehold Interest	369,000	266,000	81.6	84.6
May-19	110 Greene Street	Soho	10.0	Fee Interest	223,600	256,500	93.3	86.1
Jul-20	885 Third Avenue	Midtown / Plaza District	100.0	Fee / Leasehold Interest	625,300	387,932	94.8	76.5
Oct-20	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	107,200	90.0	N/A
					39,959,123	$23,853,062

2022 Acquisitions
Jun-22	450 Park Avenue	Park Avenue	25.1%	Fee Interest	337,000	$445,000	79.8	79.8
Sep-22	245 Park Avenue	Park Avenue	100.0	Fee Interest	1,782,793	1,960,000	91.8	83.9
					2,119,793	$2,405,000

Supplemental Information	42	Fourth Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Manhattan Office Unaudited (Dollars in Thousands)

						Gross Asset Valuation
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2001 - 2021 Dispositions
Jan-01	633 Third Ave	Grand Central North	100.0%	Fee Interest	40,623	$13,250	$326
May-01	1 Park Ave	Grand Central South	45.0	Fee Interest	913,000	233,900	256
Jun-01	1412 Broadway	Times Square South	100.0	Fee Interest	389,000	90,700	233
Jul-01	110 East 42nd Street	Grand Central	100.0	Fee Interest	69,700	14,500	208
Sep-01	1250 Broadway	Penn Station	45.0	Fee Interest	670,000	126,500	189
Jun-02	469 Seventh Avenue	Penn Station	100.0	Fee Interest	253,000	53,100	210
Mar-03	50 West 23rd Street	Chelsea	100.0	Fee Interest	333,000	66,000	198
Jul-03	1370 Broadway	Times Square South	100.0	Fee Interest	255,000	58,500	229
Dec-03	321 West 44th Street	Times Square	100.0	Fee Interest	203,000	35,000	172
May-04	1 Park Avenue	Grand Central South	75.0	Fee Interest	913,000	318,500	349
Oct-04	17 Battery Place North	Financial	100.0	Fee Interest	419,000	70,000	167
Nov-04	1466 Broadway	Times Square	100.0	Fee Interest	289,000	160,000	554
Apr-05	1414 Avenue of the Americas	Plaza District	100.0	Fee Interest	111,000	60,500	545
Aug-05	180 Madison Avenue	Grand Central	100.0	Fee Interest	265,000	92,700	350
Jul-06	286 & 290 Madison Avenue	Grand Central	100.0	Fee Interest	149,000	63,000	423
Aug-06	1140 Avenue of the Americas	Rockefeller Center	100.0	Leasehold Interest	191,000	97,500	510
Dec-06	521 Fifth Avenue	Grand Central	50.0	Leasehold Interest	460,000	240,000	522
Mar-07	1 Park Avenue	Grand Central South	100.0	Fee Interest	913,000	550,000	602
Mar-07	70 West 36th Street	Garment	100.0	Fee Interest	151,000	61,500	407
Jun-07	110 East 42nd Street	Grand Central North	100.0	Fee Interest	181,000	111,500	616
Jun-07	125 Broad Street	Downtown	100.0	Fee Interest	525,000	273,000	520
Jun-07	5 Madison Clock Tower	Park Avenue South	100.0	Fee Interest	267,000	200,000	749
Jul-07	292 Madison Avenue	Grand Central South	100.0	Fee Interest	187,000	140,000	749
Jul-07	1372 Broadway	Penn Station/Garment	85.0	Fee Interest	508,000	335,000	659
Nov-07	470 Park Avenue South	Park Avenue South/Flatiron	100.0	Fee Interest	260,000	157,000	604
Jan-08	440 Ninth Avenue	Penn Station	100.0	Fee Interest	339,000	160,000	472
May-08	1250 Broadway	Penn Station	100.0	Fee Interest	670,000	310,000	463
Oct-08	1372 Broadway	Penn Station/Garment	15.0	Fee Interest	508,000	274,000	539
May-10	1221 Avenue of the Americas	Rockefeller Center	45.0	Fee Interest	2,550,000	1,280,000	502
Sep-10	19 West 44th Street	Midtown	100.0	Fee Interest	292,000	123,150	422
May-11	28 West 44th Street	Midtown	100.0	Fee Interest	359,000	161,000	448
Aug-13	333 West 34th Street	Penn Station	100.0	Fee Interest	345,400	220,250	638
May-14	673 First Avenue	Grand Central South	100.0	Leasehold Interest	422,000	145,000	344
Sep-15	120 West 45th Street	Midtown	100.0	Fee Interest	440,000	365,000	830
Sep-15	315 West 36th Street	Times Square South	100.0	Fee Interest	148,000	115,000	777
Jun-16	388 & 390 Greenwich Street	Downtown	100.0	Fee Interest	2,635,000	2,000,000	759
Aug-16	11 Madison Avenue	Park Avenue South	40.0	Fee Interest	2,314,000	2,600,000	1,124
Nov-17	1515 Broadway	Times Square	30.0	Fee Interest	1,750,000	1,950,000	1,114
Jan-18	600 Lexington Avenue	Grand Central North	100.0	Fee Interest	303,515	305,000	1,005
Feb-18	1515 Broadway	Times Square	13.0	Fee Interest	1,750,000	1,950,000	1,114
May-18	1745 Broadway	Midtown	56.9	Leasehold Interest	674,000	633,000	939
Nov-18	3 Columbus Circle	Columbus Circle	48.9	Fee Interest	530,981	851,000	1,603
Nov-18	2 Herald Square	Herald Square	49.0	Leasehold Interest	369,000	265,000	718
May-19	521 Fifth Avenue	Grand Central	50.5	Fee Interest	460,000	381,000	828
Dec-20	30 East 40th Street	Grand Central South	60.0	Leasehold Interest	69,446	5,200	75
Mar-21	55 West 46th Street - Tower 46	Midtown	25.0	Fee Interest	347,000	275,000	793
Jun-21	635 - 641 Sixth Avenue	Midtown South	100.0	Fee Interest	267,000	325,000	1,217
Jul-21	220 East 42nd Street	Grand Central	49.0	Fee Interest	1,135,000	783,500	690
Oct-21	590 Fifth Avenue	Midtown	100.0	Fee Interest	103,300	103,000	997
Dec-21	110 East 42nd Street	Grand Central	100.0	Fee Interest	215,400	117,075	544
					27,912,365	$19,318,825	$692

Supplemental Information	43	Fourth Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION/DISPOSITION ACTIVITY Suburban Office Unaudited (Dollars in Thousands)

						Gross Asset	Occupancy (%)
	Property	Submarket	Interest Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2022
2007 - 2021 Acquisitions
Jan-07	300 Main Street	Stamford, Connecticut	100.0%	Fee Interest	130,000	$15,000	92.5	N/A
Jan-07	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	31,600	96.6	N/A
Jan-07	Reckson - Connecticut Portfolio	Stamford, Connecticut	100.0	Fee Interests / Leasehold Interest	1,369,800	490,750	88.9	80.1
Jan-07	Reckson - Westchester Portfolio	Westchester	100.0	Fee Interests / Leasehold Interest	2,346,100	570,190	90.6	N/A
Apr-07	Jericho Plazas	Jericho, New York	20.3	Fee Interest	640,000	210,000	98.4	N/A
Jun-07	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	38,000	95.6	N/A
Jun-07	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	56,000	94.4	N/A
Jul-07	16 Court Street	Brooklyn, New York	35.0	Fee Interest	317,600	107,500	80.6	N/A
Aug-07	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	6,700	52.9	N/A
Sep-07	The Meadows	Rutherford, New Jersey	25.0	Fee Interest	582,100	111,500	81.3	N/A
Jan-08	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,364	—	N/A
Dec-10	7 Renaissance Square	White Plains, New York	50.0	Fee Interest	65,641	4,000	—	N/A
Apr-13	16 Court Street	Brooklyn, New York	49.0	Fee Interest	317,600	96,200	84.9	N/A
					6,541,741	$1,766,804

						Gross Asset
	Property	Submarket	Interest Sold	Type of Ownership	Net Rentable SF	Valuation ($'s)		Price ($'s/SF)
2008 - 2021 Dispositions
Oct-08	100 & 120 White Plains Road	Tarrytown, New York	100.0%	Fee Interest	211,000	$48,000		$227
Jan-09	55 Corporate Drive	Bridgewater, New Jersey	100.0	Fee Interest	670,000	230,000		343
Aug-09	399 Knollwood Road	White Plains, New York	100.0	Fee Interest	145,000	20,767		143
Jul-12	One Court Square	Long Island City, New York	100.0	Fee Interest	1,402,000	481,100		343
Sep-13	300 Main Street	Stamford, Connecticut	100.0	Fee Interest	130,000	13,500		104
Aug-15	The Meadows	Rutherford, New Jersey	100.0	Fee Interest	582,100	121,100		208
Dec-15	140 Grand Street	White Plains, New York	100.0	Fee Interest	130,100	22,400		172
Dec-15	150 Grand Street	White Plains, New York	100.0	Fee Interest	85,000	9,600		113
Mar-16	7 Renaissance Square	White Plains, New York	100.0	Fee Interest	65,641	21,000		320
Jul-16	500 West Putnam Avenue	Greenwich, Connecticut	100.0	Fee Interest	121,500	41,000		337
Apr-17	520 White Plains Road	Tarrytown, New York	100.0	Fee Interest	180,000	21,000		117
Jul-17	680 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	133,000	42,011		316
Jul-17	750 Washington Avenue	Stamford, Connecticut	51.0	Fee Interest	192,000	53,745		280
Oct-17	16 Court Street	Brooklyn, New York	100.0	Fee Interest	317,600	171,000		538
Oct-17	125 Chubb Way	Lyndhurst, New Jersey	100.0	Fee Interest	278,000	29,500		106
May-18	115-117 Stevens Avenue	Valhalla, New York	100.0	Fee Interest	178,000	12,000		67
Jun-18	Jericho Plaza	Jericho, New York	11.7	Fee Interest	640,000	117,400		183
Jul-18	1-6 International Drive	Rye Brook, New York	100.0	Fee Interest	540,000	55,000		102
Nov-19	1010 Washington Boulevard	Stamford, Connecticut	100.0	Fee Interest	143,400	23,100		161
Dec-19	100 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	250,000	41,581		166
Dec-19	200 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	245,000	37,943		155
Dec-19	500 Summit Lake Drive	Valhalla, New York	100.0	Fee Interest	228,000	34,185		150
Dec-19	360 Hamilton Avenue	White Plains, New York	100.0	Fee Interest	384,000	115,451		301
Dec-20	1055 Washington Boulevard	Stamford, Connecticut	100.0	Leasehold Interest	182,000	23,750		130
					7,433,341	$1,786,133		$240

Supplemental Information	44	Fourth Quarter 2022

SUMMARY OF REAL ESTATE ACQUISITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset	Occupancy (%)
	Property	Type of Property	Submarket	Acquired	Type of Ownership	Net Rentable SF	Valuation ($'s)	at acquisition	12/31/2022
2005 - 2021 Acquisitions
Jul-05	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$85,000	N/A	N/A
Jul-05	21 West 34th Street	Retail	Herald Square	50.0	Fee Interest	30,100	17,500	N/A	N/A
Sep-05	141 Fifth Avenue	Retail	Flatiron	50.0	Fee Interest	21,500	13,250	N/A	N/A
Nov-05	1604 Broadway	Retail	Times Square	63.0	Leasehold Interest	29,876	4,400	17.2	N/A
Dec-05	379 West Broadway	Retail	Cast Iron/Soho	45.0	Leasehold Interest	62,006	19,750	100.0	N/A
Jan-06	25-29 West 34th Street	Retail	Herald Square/Penn Station	50.0	Fee Interest	41,000	30,000	55.8	N/A
Sep-06	717 Fifth Avenue	Retail	Midtown/Plaza District	32.8	Fee Interest	119,550	251,900	63.1	90.4
Aug-07	180 Broadway	Development	Lower Manhattan	50.0	Fee Interest	24,300	13,600	85.2	N/A
Apr-07	Two Herald Square	Land	Herald Square	55.0	Fee Interest	N/A	225,000	N/A	N/A
Jul-07	885 Third Avenue	Land	Midtown / Plaza District	55.0	Fee Interest	N/A	317,000	N/A	N/A
Feb-08	182 Broadway	Development	Lower Manhattan	50.0	Fee Interest	46,280	30,000	83.8	N/A
Nov-10	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	18,000	100.0	N/A
Dec-10	11 West 34th Street	Retail	Herald Square/Penn Station	30.0	Fee Interest	17,150	10,800	100.0	100.0
Dec-10	Two Herald Square	Land	Herald Square	45.0	Fee Interest	354,400	247,500	100.0	N/A
Dec-10	885 Third Avenue	Land	Midtown / Plaza District	45.0	Fee Interest	607,000	352,000	100.0	N/A
Dec-10	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	78,300	N/A	N/A
Jan-11	3 Columbus Circle	Redevelopment	Columbus Circle	48.9	Fee Interest	741,500	500,000	20.1	N/A
Aug-11	1552-1560 Broadway	Retail	Times Square	50.0	Fee Interest	35,897	136,550	59.7	88.3
Sep-11	747 Madison Avenue	Retail	Plaza District	33.3	Fee Interest	10,000	66,250	100.0	N/A
Jan-12	DFR Residential and Retail Portfolio	Residential	Plaza District, Upper East Side	80.0	Fee Interests / Leasehold Interest	489,882	193,000	95.1	2.5
Jan-12	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	223,000	92.9	N/A
Jul-12	West Coast Office Portfolio	West Coast		27.6	Fee Interest	4,473,603	880,104	76.3	N/A
Aug-12	33 Beekman Street	Development	Downtown	45.9	Fee Interest	163,500	31,160	—	N/A
Sep-12	635 Sixth Avenue	Redevelopment	Midtown South	100.0	Fee Interest	104,000	83,000	—	N/A
Oct-12	1080 Amsterdam	Redevelopment	Upper West Side	87.5	Leasehold Interest	82,250	—	2.2	—
Dec-12	21 East 66th Street	Retail	Plaza District	32.3	Fee Interest	16,736	75,000	100.0	100.0
Dec-12	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	18,000	—	N/A
Dec-12	131-137 Spring Street	Retail	Soho	100.0	Fee Interest	68,342	122,300	100.0	N/A
Mar-13	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	54,900	—	N/A
Nov-13	650 Fifth Avenue	Retail	Plaza District	50.0	Leasehold Interest	32,324	—	63.6	100.0
Nov-13	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	386,775	96.6	N/A
Nov-13	562, 570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	66,962	146,222	74.6	N/A
Jul-14	719 Seventh Avenue	Retail	Times Square	75.0	Fee Interest	6,000	41,149	100.0	—
Jul-14	115 Spring Street	Retail	Soho	100.0	Fee Interest	5,218	52,000	100.0	100.0
Jul-14	752-760 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	21,124	282,415	100.0	—
Sep-14	121 Greene Street	Retail	Soho	50.0	Fee Interest	7,131	27,400	100.0	100.0
Sep-14	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	145,000	100.0	N/A
Oct-14	102 Greene Street	Retail	Soho	100.0	Fee Interest	9,200	32,250	100.0	N/A
Oct-14	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	72,500	—	N/A
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	100.0	Fee Interest	347,000	295,000	—	N/A
Feb-15	Stonehenge Portfolio	Residential	Various	Various	Fee Interest	2,589,184	40,000	96.5	N/A
Mar-15	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	6,799	100.0	N/A
Jun-15	Upper East Side Residential	Residential	Upper East Side Residential	90.0	Fee Interest	27,000	50,074	96.4	N/A
Aug-15	187 Broadway & 5-7 Dey Street	Retail	Lower Manhattan	100.0	Fee Interest	73,600	63,690	90.5	N/A
Mar-16	183 Broadway	Retail	Lower Manhattan	100.0	Fee Interest	9,100	28,500	58.3	N/A
Apr-16	605 West 42nd Street - Sky	Residential	Midtown West	20.0	Fee Interest	927,358	759,046	—	N/A
Jul-18	1231 Third Avenue	Residential	Upper East Side	100.0	Fee Interest	38,992	55,355	100.0	N/A
Oct-18	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	30,999	100.0	N/A
Dec-18	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	57,996	100.0	N/A
Apr-19	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	80,150	—	N/A
May-19	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	440,000	76.3	N/A
Jan-20	762 Madison Avenue	Redevelopment	Plaza District	10.0	Fee Interest	6,109	29,250	55.1	—
Jan-20	707 Eleventh Avenue	Redevelopment	Midtown West	100.0	Fee Interest	159,720	90,000	54.3	N/A
Jan-20	126 Nassau Street	Development	Lower Manhattan	100.0	Leasehold Interest	98,412	—	87.3	—
Oct-20	85 Fifth Avenue	Retail	Midtown South	36.3	Fee Interest	12,946	59,000	100.0	100.0
Sep-21	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	100.0	N/A
Sep-21	690 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	7,848	72,221	100.0	100.0
						13,745,953	$7,562,055

2022 Acquisitions
Sep-22	5 Times Square	Redevelopment	Times Square	31.6	Leasehold Interest	1,131,735	$1,096,714	22.5	22.5
						1,131,735	$1,096,714

Supplemental Information	45	Fourth Quarter 2022

SUMMARY OF REAL ESTATE DISPOSITION ACTIVITY Retail, Residential, Development / Redevelopment and Land Unaudited (Dollars in Thousands)

				Interest			Gross Asset Valuation
	Property	Type of Property	Submarket	Sold	Type of Ownership	Net Rentable SF	($'s)	($'s/SF)
2011 - 2021 Dispositions
Sep-11	1551-1555 Broadway	Retail	Times Square	10.0%	Fee Interest	25,600	$276,757	$10,811
Feb-12	141 Fifth Avenue	Retail	Flatiron	100.0	Fee Interest	13,000	46,000	3,538
Feb-12	292 Madison Avenue	Land	Grand Central South	100.0	Fee Interest	203,800	85,000	417
Apr-12	379 West Broadway	Retail	Cast Iron/Soho	100.0	Leasehold Interest	62,006	48,500	782
Jun-12	717 Fifth Avenue	Retail	Midtown/Plaza District	50.0	Fee Interest	119,550	617,583	5,166
Sep-12	3 Columbus Circle	Redevelopment	Columbus Circle	29.0	Fee Interest	214,372	143,600	670
Feb-13	44 West 55th Street	Retail	Plaza District	100.0	Fee Interest	8,557	6,250	730
Jun-13	West Coast Office Portfolio	West Coast	Los Angeles, California	100.0	Fee Interest	406,740	111,925	275
Aug-13	West Coast Office Portfolio	West Coast	Fountain Valley, California	100.0	Fee Interest	302,037	66,994	222
Sep-13	West Coast Office Portfolio	West Coast	San Diego, California	100.0	Fee Interest	110,511	45,400	411
Dec-13	27-29 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	15,600	70,052	4,491
Jan-14	21-25 West 34th Street	Retail	Herald Square/Penn Station	100.0	Fee Interest	30,100	114,948	3,819
Mar-14	West Coast Office Portfolio	West Coast		100.0	Fee Interest	3,654,315	756,000	207
May-14	747 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	10,000	160,000	16,000
Jul-14	985-987 Third Avenue	Redevelopment	Upper East Side	100.0	Fee Interest	13,678	68,700	5,023
Sep-14	180-182 Broadway	Redevelopment	Lower Manhattan	100.0	Fee Interest	156,086	222,500	1,425
Nov-14	2 Herald Square	Land	Herald Square/Penn Station	100.0	Fee Interest	354,400	365,000	1,030
Nov-14	55 West 46th Street - Tower 46	Redevelopment	Midtown	75.0	Fee Interest	347,000	295,000	850
Jan-15	180 Maiden Lane	Redevelopment	Financial East	100.0	Fee Interest	1,090,000	470,000	431
Aug-15	131-137 Spring Street	Retail	Soho	80.0	Fee Interest	68,342	277,750	4,064
Dec-15	570 & 574 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	24,327	125,400	5,155
Feb-16	248-252 Bedford Avenue	Residential	Brooklyn, New York	90.0	Fee Interest	66,611	55,000	826
Feb-16	885 Third Avenue	Land	Midtown / Plaza District	100.0	Fee Interest	607,000	453,000	746
May-16	33 Beekman Street	Redevelopment	Downtown	100.0	Fee Interest	163,500	196,000	1,199
Oct-16	400 East 57th Street	Residential	Upper East Side	49.0	Fee Interest	290,482	170,000	585
Apr-17	102 Greene Street	Retail	Soho	90.0	Fee Interest	9,200	43,500	4,728
Sep-17	102 Greene Street	Retail	Soho	10.0	Fee Interest	9,200	43,500	4,728
Apr-18	175-225 Third Street	Redevelopment	Brooklyn, New York	95.0	Fee Interest	—	115,000	—
Jun-18	635 Madison Avenue	Land	Plaza District	100.0	Fee Interest	176,530	153,000	867
Jul-18	724 Fifth Avenue	Retail	Plaza District	50.0	Fee Interest	65,010	365,000	5,615
Oct-18	72nd Street Assemblage & 1231 Third Avenue	Residential	Upper East Side	Various	Fee Interest	—	143,800	—
Jan-19	131-137 Spring Street	Retail	Soho	20.0	Fee Interest	68,342	216,000	3,161
Aug-19	115 Spring Street	Retail	Soho	49.0	Fee Interest	5,218	66,050	12,658
Dec-19	562 Fifth Avenue	Redevelopment	Plaza District	100.0	Fee Interest	42,635	52,393	1,229
Dec-19	1640 Flatbush Avenue	Redevelopment	Brooklyn, New York	100.0	Fee Interest	1,000	16,150	16,150
Mar-20	315 West 33rd Street - The Olivia	Retail / Residential	Penn Station	100.0	Fee Interest	492,987	446,500	906
May-20	609 Fifth Avenue - Retail Condominium	Retail	Rockefeller Center	100.0	Fee Interest	21,437	168,000	7,837
Sep-20	400 East 58th Street	Residential	Upper East Side	90.0	Fee Interest	140,000	62,000	443
Dec-20	410 Tenth Avenue	Redevelopment	Hudson Yards	70.9	Fee Interest	638,000	952,500	1,493
Dec-20	Williamsburg Terrace	Retail	Brooklyn, New York	100.0	Fee Interest	52,000	32,000	615
Jan-21	712 Madison Avenue	Retail	Plaza District	100.0	Fee Interest	6,600	43,000	6,515
Feb-21	133 Greene Street	Retail	Soho	100.0	Fee Interest	6,425	15,796	2,459
Mar-21	106 Spring Street	Redevelopment	Soho	100.0	Fee Interest	5,928	34,024	5,740
Jun-21	605 West 42nd Street - Sky	Residential	Westside	20.0	Fee Interest	927,358	858,100	925
Sep-21	400 East 57th Street	Residential	Upper East Side	41.0	Fee Interest	290,482	133,500	460
						11,315,966	$9,207,172	$814
2022 Dispositions
Feb-22	707 Eleventh Avenue	Redevelopment	Midtown West	100%	Fee Interest	159,720	$95,000	$595
Apr-22	1080 Amsterdam	Residential	Upper West Side	92.5	Leasehold Interest	82,250	42,650	519
May-22	1591-1597 Broadway	Land	Times Square	100.0	Fee Interest	7,684	121,000	15,747
Jun-22	609 Fifth Avenue	Redevelopment	Rockefeller Center	100.0	Fee Interest	138,563	100,500	725
Dec-22	885 Third Avenue - Office Condominium Units	Redevelopment	Midtown / Plaza District	100.0	Fee / Leasehold Interest	414,317	300,400	725
						802,534	$659,550	$822

Supplemental Information	46	Fourth Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

Funds Available for Distribution (FAD)

FAD is a non-GAAP financial measure that is calculated as FFO plus non-real estate depreciation, allowance for straight line credit loss, adjustment for straight line operating lease rent, non-cash deferred compensation, and pro-rata adjustments for these items from the Company's unconsolidated JVs, less straight line rental income, free rent net of amortization, second cycle tenant improvement and leasing costs, and recurring capital expenditures.
FAD is not intended to represent cash flow for the period and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company’s ability to fund its dividends. Because all companies do not calculate FAD the same way, the presentation of FAD may not be comparable to similarly titled measures of other companies. FAD does not represent cash flow from operating, investing and finance activities in accordance with GAAP and should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDAre)

EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures.
The Company presents EBITDAre because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity.
Net Operating Income (NOI) and Cash NOI
NOI is a non-GAAP financial measure that is calculated as operating income before transaction related costs, gains/losses on early extinguishment of debt, marketing general and administrative expenses and non-real estate revenue. Cash NOI is also a non-GAAP financial measure that is calculated by subtracting free rent (net of amortization), straight-line rent, and the amortization of acquired above and below-market leases from NOI, while adding operating lease straight-line adjustment and the allowance for straight-line tenant credit loss.

The Company presents NOI and Cash NOI because the Company believes that these measures, when taken together with the corresponding GAAP financial measures and reconciliations, provide investors with meaningful information regarding the operating performance of properties. When operating performance is compared across multiple periods, the investor is provided with information not immediately apparent from net income that is determined in accordance with GAAP. NOI and Cash NOI provide information on trends in the revenue generated and expenses incurred in operating the Company's properties, unaffected by the cost of leverage, straight-line adjustments, depreciation, amortization, and other net income components. The Company uses these metrics internally as performance measures. None of these measures is an alternative to net income (determined in accordance with GAAP) and same-store performance should not be considered an alternative to GAAP net income performance.
Coverage Ratios
The Company presents fixed charge and debt service coverage ratios to provide a measure of the Company’s financial flexibility to service current debt amortization, interest expense and operating lease rent from current cash net operating income. These coverage ratios represent a common measure of the Company’s ability to service fixed cash payments; however, these ratios are not used as an alternative to cash flow from operating, financing and investing activities (determined in accordance with GAAP).

Supplemental Information	47	Fourth Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
Funds From Operations (FFO) Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2022	2021	2022	2021

Net (loss) income attributable to SL Green common stockholders	$(64,276)	$(51,269)	$(93,024)	$434,804
Add:
Depreciation and amortization	72,947	47,335	215,306	216,869
Joint venture depreciation and noncontrolling interest adjustments	67,541	72,167	252,893	249,087
Net (loss) income attributable to noncontrolling interests	(5,110)	(2,462)	(4,672)	23,573
Less:
(Loss) gain on sale of real estate, net	(23,381)	2,079	(84,485)	287,417
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	(27,319)	(131)	(32,757)
Purchase price and other fair value adjustments	—	—	—	209,443
Depreciable real estate reserves	(6,313)	(18,098)	(6,313)	(23,794)
Depreciation on non-rental real estate assets	760	837	2,605	2,790
FFO attributable to SL Green common stockholders and noncontrolling interests	$100,036	$108,272	$458,827	$481,234

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

	For the three months ended
	12/31/2022	9/30/2022	6/30/2022	3/31/2022	12/31/2021

Net (loss) income	$(64,050)	$12,211	$(37,949)	$13,485	$(48,181)
Interest expense, net of interest income	37,619	21,824	14,960	15,070	13,736
Amortization of deferred financing costs	1,909	2,043	1,917	1,948	1,919
Income taxes	2,883	(129)	1,346	947	1,285
Depreciation and amortization	72,947	48,462	46,914	46,983	47,335
Loss (gain) on sale of real estate	23,381	(4,276)	64,378	1,002	(2,079)
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	—	131	—	27,319
Purchase price and other fair value adjustments	770	1,117	6,168	63	(543)
Depreciable real estate reserves	6,313	—	—	—	18,098
Adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates	133,169	123,172	113,086	109,663	121,553
EBITDAre	$214,941	$204,424	$210,951	$189,161	$180,442

Supplemental Information	48	Fourth Quarter 2022

Non-GAAP Disclosures and Reconciliations Unaudited (Dollars in Thousands, except per share data)

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES - Operating income and Same-store NOI Reconciliation

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2022	2021	2022	2021

Net (loss) income	$(64,050)	$(48,181)	$(76,303)	$480,632
Equity in net loss on sale of interest in unconsolidated joint venture/real estate	—	27,319	131	32,757
Purchase price and other fair value adjustments	770	(543)	8,118	(210,070)
Loss (gain) on sale of real estate, net	23,381	(2,079)	84,485	(287,417)
Depreciable real estate reserves	6,313	18,098	6,313	23,794
Depreciation and amortization	72,947	47,335	215,306	216,869
Interest expense, net of interest income	37,619	13,736	89,473	70,891
Amortization of deferred financing costs	1,909	1,919	7,817	11,424
Operating income	78,889	57,604	335,340	338,880

Equity in net loss from unconsolidated joint ventures	26,696	24,081	57,958	55,402
Marketing, general and administrative expense	24,224	26,486	93,798	94,912
Transaction related costs, net	88	3,558	409	3,773
Investment income	(11,305)	(20,888)	(81,113)	(80,340)
Loan loss and other investment reserves, net of recoveries	—	2,931	—	2,931
Non-building revenue	(11,575)	(20,540)	(47,161)	(46,110)
Net operating income (NOI)	107,017	74,783	359,231	370,999

Equity in net loss from unconsolidated joint ventures	(26,696)	(24,081)	(57,958)	(55,402)
SLG share of unconsolidated JV depreciation and amortization	63,219	69,868	241,127	243,791
SLG share of unconsolidated JV interest expense, net of interest income	61,362	44,460	209,182	154,026
SLG share of unconsolidated JV amortization of deferred financing costs	3,127	3,101	12,031	14,297
SLG share of unconsolidated JV loss on early extinguishment of debt	—	(317)	325	1,372
SLG share of unconsolidated JV investment income	(424)	(309)	(1,420)	(1,229)
SLG share of unconsolidated JV non-building revenue	(2,972)	(1,202)	(7,232)	(4,204)
NOI including SLG share of unconsolidated JVs	204,633	166,303	755,286	723,650

NOI from other properties/affiliates	(64,354)	(24,747)	(167,818)	(136,435)
Same-Store NOI	140,279	141,556	587,468	587,215

Operating lease straight-line adjustment	204	204	815	815
SLG share of unconsolidated JV operating lease straight-line adjustment	192	219	770	916
Straight-line and free rent	(1,267)	(633)	(5,933)	(7,093)
Amortization of acquired above and below-market leases, net	13	(100)	(22)	(395)
SLG share of unconsolidated JV straight-line and free rent	4,091	(304)	13,741	(12,487)
SLG share of unconsolidated JV amortization of acquired above and below-market leases, net	(4,500)	(4,762)	(18,116)	(18,741)
Same-store cash NOI	$139,012	$136,180	$578,723	$550,230

Lease termination income	(5)	(636)	(1,199)	(3,592)
SLG share of unconsolidated JV lease termination income	(70)	(1,051)	(8,515)	(2,521)
Same-store cash NOI excluding lease termination income	$138,937	$134,493	$569,009	$544,117

Supplemental Information	49	Fourth Quarter 2022

RESEARCH ANALYST COVERAGE

EQUITY COVERAGE

Firm	Analyst	Phone	Email
B of A Securities	Camille Bonnel	(416) 369-2140	camille.bonnel@bofa.com
Baird	David Rodgers	(216) 737-7341	drodgers@rwbaird.com
Barclays	Anthony Powell	(212) 526-8768	anthony.powell@barclays.com
BMO Capital Markets Corp.	John P. Kim	(212) 885-4115	jp.kim@bmo.com
BTIG	Thomas Catherwood	(212) 738-6140	tcatherwood@btig.com
Citi	Nicholas Joseph	(212) 816-1909	nicholas.joseph@citi.com
Credit Suisse	Tayo Okusanya	(212) 325-1402	tayo.okusanya@credit-suisse.com
Deutsche Bank	Derek Johnston	(212) 250-5683	derek.johnston@db.com
Green Street	Dylan Burzinski	(949) 640-8780	dburzinski@greenstreet.com
Evercore ISI	Steve Sakwa	(212) 446-9462	steve.sakwa@evercoreisi.com
Jefferies	Jonathan Petersen	(212) 284-1705	jpeterson@jefferies.com
JP Morgan Securities	Anthony Paolone	(212) 622-6682	anthony.paolone@jpmorgan.com
Mizuho Securities USA	Vikram Malhotra	(212) 282-3827	vikram.malhotra@mizuhogroup.com
Morgan Stanley & Co.	Ronald Kamdem	(212) 296-8319	ronald.kamdem@morganstanley.com
Piper Sandler	Alexander Goldfarb	(212) 466-7937	alex.goldfarb@psc.com
Scotiabank	Nicholas Yulico	(212) 225-6904	nicholas.yulico@scotiabank.com
Truist Securities	Michael Lewis	(212) 319-5659	michael.r.lewis@truist.com
Wells Fargo	Blaine Heck	(443) 263-6529	blaine.heck@wellsfargo.com
Wolfe Research	Andrew Rosivach	(646) 582-9250	arosivach@wolferesearch.com

FIXED INCOME COVERAGE

Firm	Analyst	Phone	Email
JP Morgan Securities	Mark Streeter	(212) 834-5086	mark.streeter@jpmorgan.com

SL Green Realty Corp. is covered by the research analysts listed above. Please note that any opinions, estimates or forecasts regarding SL Green Realty Corp.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of SL Green Realty Corp. or its management. SL Green Realty Corp. does not, by its reference above or distribution, imply its endorsement of or concurrence with such information, conclusions or recommendations.

Supplemental Information	50	Fourth Quarter 2022

EXECUTIVE MANAGEMENT

Marc Holliday	Neil H. Kessner
Chairman and Chief Executive Officer	Executive Vice President, General
Counsel - Real Property
Andrew Mathias
President	Maggie Hui
Chief Accounting Officer
Matthew J. DiLiberto
Chief Financial Officer	Harrison Sitomer
Chief Investment Officer
Andrew S. Levine
Chief Legal Officer	Robert Schiffer
Executive Vice President, Development
Steven M. Durels
Executive Vice President, Director of	Brett Herschenfeld
Leasing and Real Property	Executive Vice President, Retail and Opportunistic
Investment
Edward V. Piccinich
Chief Operating Officer

Supplemental Information	51	Fourth Quarter 2022